FAIRFIELD COMMUNITIES, INC.

                           SAVINGS/PROFIT SHARING PLAN

                      (RESTATED EFFECTIVE JANUARY 1, 1998)


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                                TABLE OF CONTENTS

Section 1

         1.1      Definitions..................................................2

Section 2

         2.1      Eligibility for Initial Participation.......................10
         2.2      Leave of Absence and Termination of Service.................10
         2.3      Participation Following Reemployment........................12
         2.4      Rights of Other Employers to Participate
                    in the Plan...............................................14
         2.5      Participation and Benefits for Participants
                    Transferred to or from Status as an Employee..............15

Section 3

         3.1      Salary Deferral Contributions...............................17
         3.2      Participant's Contributions.................................20
         3.3      Rollover Contributions......................................21

Section 4

         4.1      Amount of Employer's Contributions..........................23
         4.2      Limitation on Use of "Two Times" Test.......................26
         4.3      Vesting of Matching and Profit Sharing
                    Contribution Accounts.....................................27
         4.4      Vesting on Death, Disability or Normal Retirement...........28
         4.5      Vesting if Plan Terminated or Employer
                    Contributions Discontinued................................28
         4.6      Change in Vesting Schedule..................................28

Section 5

         5.1      Investment Funds............................................30

Section 6

         6.1      Establishing and Maintaining Participant's
                    Accounts..................................................31

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Section 7

         7.1      Valuation of Accounts.......................................32
         7.2      Maximum Annual Addition on Behalf of Any
                    Participant During Any Limitation Year....................32
         7.3      Allocation and Crediting of Employer's
                    Contributions.............................................35

Section 8

         8.1      Initial Distribution Date...................................38
         8.2      Establishment of Distribution Account.......................38
         8.3      Method of Distribution......................................39
         8.4      Spousal Consent Requirement and Waiver......................42
         8.5      Withdrawals While Still Employed............................42
         8.6      Eligible Rollover Distributions.............................45

Section 9

         9.1      Applicability of Top Heavy Plan Provisions..................47
         9.2      Determination of Plan Years in Which
                    Plan Is Top Heavy.........................................47
         9.3      Minimum Vesting for Top Heavy Plan Year.....................51
         9.4      Minimum Contributions for Top Heavy Plan Year...............51

Section 10

         10.1     Participants to Furnish Required Information................52
         10.2     Beneficiaries...............................................53
         10.3     Contingent Beneficiaries....................................54
         10.4     Participants' Rights in Trust Fund..........................55
         10.5     Benefits Not Assignable.....................................55
         10.6     Benefits Payable to Minors and Incompetents.................56
         10.7     Conditions of Employment Not Affected by Plan...............57
         10.8     Notification of Mailing Address.............................57
         10.9     Lost Payee..................................................58
         10.10    Written Communications Required.............................58
         10.11    Benefits Payable at Office of Trustee.......................58
         10.12    Appeal to Committee.........................................58

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Section 11

         11.1     Employer's Contribution Irrevocable.........................61
         11.2     Absence of Responsibility...................................61
         11.3     Amendment of Plan...........................................61
         11.4     Termination of Plan.........................................63
         11.5     Merger of Plan..............................................63
         11.6     Expenses of Administration..................................64
         11.7     Formal Action by Employer...................................64

Section 12

         12.1     Administration by Committee.................................65
         12.2     Officers and Employees of the Committee.....................65
         12.3     Action by Committee.........................................66
         12.4     Rules and Regulations of Committee..........................66
         12.5     Powers of Committee.........................................67
         12.6     Duties of Committee.........................................68
         12.7     Indemnification of Members of Committee.....................69
         12.8     Plan Fiduciaries............................................69
         12.9     Applicable Law..............................................70

Section 13

         13.1     Purpose of Trust Fund.......................................71
         13.2     Benefits Supported Only by Trust Fund.......................71
         13.3     Trust Fund Applicable Only to Payment
                    of Benefits...............................................71

Section 14

         14.1     General Procedure...........................................72
         14.2     Purpose of Loans............................................72
         14.3     Amount of Loans.............................................73
         14.4     Loan Conditions.............................................73




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                           FAIRFIELD COMMUNITIES, INC.
                           SAVINGS/PROFIT SHARING PLAN


         The Profit Sharing Plan for Employees of Fairfield Communities, Inc., originally effective March 1, 1976, was restated and renamed the Fairfield Communities, Inc. Savings/Profit Sharing Plan (the "Plan"), effective July 1, 1994. The Plan is hereby again restated by Fairfield Communities, Inc. (the "Company"), effective January 1, 1998, to reflect all amendments made by the Company to date, including amendments required by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997.

                                    SECTION 1
                                   DEFINITIONS

1.1  DEFINITIONS

     (A) The following words and phrases shall have the meanings assigned below unless a different meaning is plainly required by the context:

          (1) "Accounting Date" shall mean the last day of each calendar month of each Plan Year subsequent to the Effective Date of the Plan and such other date or dates as may be established by the Committee during the Plan Year.

          (2) "Amount Forfeited" shall mean the nonvested interest, if any, in a Participant's Matching or Profit Sharing Contribution Account which he is not entitled to receive by reason of the provisions of Sections 4.1(D) and 4.3

          (3) "Beneficiary" shall mean the person or persons on whose behalf benefits may be payable under the Plan after a Participant's death in accordance with the provisions hereof.

          (4) "Break in Service" shall mean the failure to complete more than 500 Hours of Service during a Plan Year.

          (5) "Committee" shall mean the administrative committee appointed from time to time to administer the Plan pursuant to the provisions of Section
     12.1 hereof.

          (6)  "Company"  shall  mean  Fairfield  Communities,   Inc.,  and  its
     successor or successors.

          (7) "Compensation" shall mean the amounts payable to an Employee by the Employer for services rendered as reported on the Employee's Federal income tax withholding statement (Form W-2) or its subsequent equivalent.

          Any amounts that would have been includable in the Employee's Compensation as described above if they had not received special tax treatment because they were deferred by the Employee through a salary reduction agreement shall be added to the amount described above and included in the Employee's "Compensation" for purposes of the Plan.

          The annual Compensation of each Employee taken into account under the Plan shall not exceed $200,000 or such other amount as may be specified by the Secretary of the Treasury pursuant to his duties under section 401(a)(17) of the Code. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitations under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

          (8) "Controlled Group Member" shall mean:

               (a)  The Employer;

               (b) Any corporation or association that is a member of a controlled group of corporations (within the meaning of section 1563(a) of the Code, determined without regard to section 1563(a)(4) and section 1563(e)(3)(C) of said Code, except that, for the purposes of applying the limitations on benefits and contributions that are required under section 415 of the Code and are described in Section
          7.2 hereof, such meaning shall be determined by substituting the phrase "more than 50%" for the phrase "at least 80%" each place that it appears in section 1563(a)(1) of said Code) with respect to which the Employer is a member;

               (c) Any trade or business (whether or not incorporated) that is under common control with the Employer as determined in accordance with section 414(c) of the Code and regulations issued thereunder; and

               (d) Any service organization that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) with respect to which the Employer is a member.

          (9) "Designated Nonparticipating Employer" shall mean:

               (a) Any Controlled Group Member that is not an Employer as defined herein; and

               (b)   Any   other   corporation,   association,   proprietorship,
          partnership, or other business organization that (i) is not an Employer and (ii) the Company, by formal action on its part in the manner described in Section 11.7 hereof designates on the basis of a uniform policy applied without discrimination as a "Designated Nonparticipating Employer" for the purposes of the Plan.

          (10) "Effective Date of the Plan", as restated herein, shall mean January 1, 1998. The original effective date of the Plan was March 1, 1976. The Plan was restated effective July 1, 1994, and subsequently amended. The Plan is hereby again restated to reflect all amendments made to date, including amendments required by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997.

          (11) "Employee" shall mean any person on the payroll of the Employer whose wages from the Employer are subject to withholding for the purposes of Federal income taxes and for the purposes of the Federal Insurance Contributions Act. Employee will not include (a) any such person who is included in a unit of persons employed by the Employer who are covered by an agreement which the Secretary of Labor finds to be collective bargaining agreement between employee representatives and the Employer, if retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer and such persons are not required by that agreement to be covered in the Plan or (b) leased employees within the meaning of sections 414(n) and (o) of the Code.

          (12) "Employer" shall mean, collectively or distributively as the context may indicate, the Company and any other corporations, associations, joint ventures, proprietorships or partnerships that have adopted and are participating in the Plan in accordance with the provisions of Section 2.4 hereof; provided, however, if the Plan is adopted on behalf of the Employees of one or more, but less than all, divisions or facilities of an employer, the term "Employer" shall apply only to the divisions or facilities on behalf of whose Employees the Plan has been adopted.

          (13) "Employment Commencement Date" means the first date on which an Employee completes an "Hour of Service"; provided that in the case of a "Break in Service," an Employee's employment commencement date shall be the first day thereafter on which he completes an "Hour of Service".

          (14) "Entry Date" shall mean January 1 and July 1.

          (15) "Family Member" shall mean an individual described in section 414(q)(6)(B) of the Code.


          (16) "Highly Compensated Employee" shall mean any Employee who --

               (A) was a 5-percent owner (as defined in Code section 416(i)(l) at any time during the Plan Year or the preceding Plan Year, or

               (B) had compensation (as defined in Code section 415(c)(3)) from Employer in excess of $80,000 for the preceding Plan Year.

The $80,000 amount under subsection (B) above shall be adjusted at the same time and in the same manner as under Code section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996.

     "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee as defined above.

          (17) "Hour of Service" means:

               (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

               (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Hours under this subparagraph (b) shall be calculated and credited pursuant to section 2530.200(b)-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

               (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours of service shall not be credited both under subparagraph (a) or
          (b), as the case may be, and under this subparagraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

               (d) Hours of service credited to Employees whose compensation is not determined on the basis of certain amounts for each hour worked during a given period and whose hours are not required to be counted and recorded by a separate federal statute such as the Fair Labor Standards Act shall be at the rate of 190 hours of service for each month that the Employee is entitled to be credited with at least one "hour of service" under the provisions of this section.

               In addition, an Employee will be credited with Hours of Service for any period not previously credited above during which he is on an Employer approved leave of absence as described in Section 2.2 hereof provided he returns to the employment of the Employer immediately after the expiration of such leave or within 120 days, or such longer period as may be prescribed by applicable law, after first becoming eligible for discharge from military service and having returned from such leave remains in the employment of the Employer for at least 30 days. Such credit shall be based on a 40-hour week or, if different, on the Employee's normally schedule hours per week. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

               Solely for the purpose of determining whether or not the Employee has incurred a Break in service, if the Employee is absent from the service of the Employer due to (a) the pregnancy of the Employee, (b) the birth of a child of the Employee, (c) the placement of a child with the Employee in connection with the adoption of such child by such Employee or (d) caring for such chid described in (b) or (c) above for a period beginning immediately following such birth or placement, the Employee shall be credited during such absence with no less than the number of Hours of Service required to avoid incurring a Break in Service either (i) during the Plan Year in which the absence began if the Employee would otherwise have incurred a Break in Service in such Plan Year or (ii) in the Plan Year next following the Plan Year in which the absence began in all other cases.

          (18) "Integration Level" shall mean $48,000 or, for Plan Years beginning after January 1, 1989, the contribution and benefit base under section 230 of the Social Security Act (the taxable wage base) in effect at the beginning of each Plan Year.

          (19) "Integration Rate" shall mean 5.7%.

          (20) "Initial Distribution Date" shall mean the date which is established pursuant to Section 8.1 hereof for distribution of the value in his individual accounts.

          (21) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended from time to time.

          (22) "Limitation Year" shall mean the year used for application of the limitations of section 415 of the Code, and, unless the Employer elects a different Limitation Year by formal action on its part in the manner described in Section 11.7 hereof, shall be the Plan Year.

          (23) "Matching Contributions" shall mean the amounts contributed by the Employer to the Plan on behalf of the Participants, as more fully described in Section 4.1 hereof.

          (24) "Matching Contribution Account" shall mean the balance credited to the individual account of the Participant to reflect his interest in the Trust Fund that is attributable to the Matching Contributions on his behalf to the Plan. If applicable, the Matching Contribution Account shall be divided into such subaccounts as are required to reflect the Participant's interest in the various Investment Funds, as described in Section 5.

          (25) "Participant" shall mean any person who has met the requirements of Section 2.1 hereof and whose individual accounts have not been subsequently distributed in full.

          (26) "Participant Contributions" shall mean the amounts, if any, contributed to the Plan by the Participant, as more fully described in
     Section 3.2 hereof.

          (27) "Participant Contribution Account" shall mean the balance credited to the individual account of the Participant to reflect his interest in the Trust Fund that is attributable to his own after-tax contribution to the Plan as described in Section 3.2 hereof. If applicable, the Participant Contribution Account shall be divided into such subaccounts as are required to reflect the Participant's interest in the various Investment Funds, as described in Section 5.

          (28) "Plan" shall mean the Fairfield Communities, Inc. Savings/Profit Sharing Plan, originally adopted effective March 1, 1976, restated effective January 1, 1998, as set forth in this instrument and as it may hereafter be amended from time to time.

          (29) "Plan Year" shall mean the fiscal year on which the records of the Plan are kept as reported from time to time by the plan administrator to the Internal Revenue Service. The Plan Year, unless subsequently changed in accordance with the rules or regulations issued by the Internal Revenue Service or the Department of Labor, shall be the calendar year.

          (30) "Profit Sharing Contributions" shall mean the amounts contributed by the Employer to the Plan on behalf of the Participants, as more fully described in Section 4.1 hereof.

          (31) "Profit Sharing Contribution Account" shall mean the balance credited to the individual account of the Participant to reflect his interest in the Trust Fund that is attributable to the Profit Sharing Contributions on his behalf to the Plan. If applicable, the Profit Sharing Contribution Account shall be divided into such subaccounts as are required to reflect the Participant's interest in the various Investment Funds, as described in Section 5 hereof.

          (32) "Rollover Contributions" shall mean the amounts of Rollover Contributions, if any, made by an Employee to the Plan, as more fully described in Section 3.3 hereof.

          (33) "Rollover Contribution Account" shall mean the balance credited to the account of the Participant to reflect his interest in the Trust Fund that is attributable to his Rollover Contributions, if any, to the Plan as described in Section 3.3 hereof. The Rollover Contribution Account shall be divided into such subaccounts as are required to reflect the Participant's interest in the various Investment Funds, as described in Section 5 hereof.

          (34) "Salary Deferral Contributions" shall mean the contributions made by the Employer on behalf of the Participant pursuant to Section 3.1 hereof.

          (35) "Salary Deferral Contribution Account" shall mean the balance credited to the individual account of the Participant to reflect his interest in the Trust Fund that is attributable to his Salary Deferral Contributions to the Plan. If applicable, the Salary Deferral Contribution Account shall be divided into such subaccounts as are required to reflect the Participant's interest in the various Investment Funds, as described in
     Section 5 hereof.

          (36) "Salary Reduction Agreement" means an agreement between a Participant and the Employer under which the Employer reduces the Participant's Compensation and the Employer contributes the amount of the reduction to the Plan on behalf of the Participant as a Salary Deferral Contribution.

          (37) "Supplement" shall mean any Supplement that is attached to and made a part of the Plan and which describes provisions or modifications to the Plan which apply only to those employees of an Employer or Employers specified in such supplement.

          (38) "Suspended Matching and/or Profit Sharing Contribution Account" shall mean the balance, if any, credited to the Participant in his Matching and/or Profit Sharing Contribution Accounts as of his Initial Distribution Date to which he is not entitled by reason of the provisions of Section 4.3 hereof and which is maintained in a separate account pending a Break in Service.

          (39) "Total and Permanent Disability" shall mean disability which, in the opinion of the Committee, on a uniform and nondiscriminatory basis, causes a Participant to be totally and presumably permanently disabled, due to physical or mental illness or injury, so as to be completely unable to perform his usual duties for the Employer.

          (40) "Trust" and "Trust Fund" shall mean the trust fund established pursuant to the terms of the Trust Agreement.

          (41) "Trust Agreement" shall mean the Fairfield Communities, Inc. Savings/Profit Sharing Trust, originally adopted effective as of March 1, 1976, as set forth in the original agreement and as it may thereafter be amended from time to time.

          (42) "Trustee" shall mean the corporate trustee or trustees or the individual trustee or trustees, as the case may be, appointed from time to time pursuant to the provisions of the Trust Agreement to administer the Trust Fund maintained for the purposes of the Plan.

          (43) "Unallocated Limitation Account" shall mean that portion of the Matching and/or Profit Sharing Contribution, if any, which is being held unallocated due to the provisions of Section 7.2 hereof.

          (44) "Valuation Date", effective for the Plan Year beginning January 1, 1996, shall mean each day of the calendar year; and/or such other date or dates as may be established by the Committee.

          (45) "Year of Service" means each twelve consecutive month period during which an Employee has at least one thousand (1,000) Hours of
     Service. For determining an Employee's eligibility under the Plan, his "eligibility computation period" shall begin on the "employment commencement date" for such Employee; thereafter, the eligibility computation period shall be the "Plan Year", beginning with the Plan Year which includes the first anniversary of a Participant's employment commencement date. For determining a Participant's vested and nonforfeitable interest in his Matching and Profit Sharing Contribution Accounts, the "vesting computation period" shall be the Plan Year.

     (B) The terms "herein," "hereof," "hereunder" and similar terms refer to this document, including the Trust Agreement of which this document is a part, unless otherwise qualified by the context.

     (C) The pronouns "he," "him" and "his" used in the Plan shall also refer to similar pronouns of the feminine gender unless otherwise qualified by the context.

                                    SECTION 2

                                  PARTICIPATION
                                  -------------

2.1  ELIGIBILITY FOR INITIAL PARTICIPATION
     -------------------------------------

     Each person who was a Participant in the Plan on June 30, 1994, shall continue to be a Participant in the Plan. Each former Participant employed by Employer on June 30, 1994 who was rehired after January 1, 1994, but before July 1, 1994, shall become a Participant in the Plan on July 1, 1994. Each other
Employee shall become a Participant in the Plan on the first Entry Date following the date the Employee becomes an "Eligible Employee," as defined hereafter. For purposes of this Plan, an "Eligible Employee" shall mean an Employee who has both (i) completed a Year of Service, and (ii) attained age twenty-one (21).

2.2  LEAVE OF ABSENCE AND TERMINATION OF SERVICE
     -------------------------------------------

     Any absence from the active service of the Employer by reason of an approved absence granted by the Employer because of accident, illness, layoff with the right of recall or military service, or for any other reason on the basis of a uniform policy applied by the Employer without discrimination, will be considered a leave of absence for the purposes of the Plan and will not terminate an Employee's service provided he returns to the active service of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

     Absence from the active service of the Employer because of compulsory engagement in military service will be considered a leave of absence granted by the Employer and will not terminate the service of an Employee if he returns to the active service of the Employer within the period of time during which he has reemployment rights under any applicable

Federal law or within 120 days from and after discharge or separation from such compulsory engagement if no Federal law is applicable. No provision of this section or in the Plan shall require reemployment of any employee whose active service with the Employer was terminated by reason of military service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

     If the Employee does not return to the active service of the Employer at or prior to the expiration of his leave of absence as above defined, his service will be considered terminated as of the date on which his leave expired or such earlier date of his resignation, quit, discharge or death; provided, however, that if any such Employee, who is on a leave of absence for any reason other than military service and who was a Participant in the Plan on the date on which his leave began, is prevented from his timely return to the active service of the Employer because of his Total and Permanent Disability or his death, he shall be treated for the purposes of Section 4.3 hereof as though he returned to active service immediately preceding the date of his Total and Permanent Disability or his death.

     In the event that an Employee's service with the Employer is interrupted because of any absence from the active service of the Employer which is not deemed a leave of absence as defined above, his service will be considered terminated as of the date of his retirement, quit, discharge, resignation or death or with respect to any other absence, the date on which he last performed an Hour of Service.

     In the event that an Employee's service with the Employer is not interrupted because of his retirement, quit, discharge, resignation or death or because of a leave of absence as defined above but such Employee is credited with less than 501 Hours of Service during any Plan Year prior to his attainment of the age of 65 years, exclusive of the Plan Year during which his Employment Commencement Date occurred and exclusive of the Plan Year during which he retires, quits, is discharged, resigns or dies, the service of such Employee shall be deemed for the purposes of the Plan to have been terminated as of the day immediately preceding the first day of such Plan Year during which he was credited with less than 501 Hours of Service. In the event that such an Employee is credited with 1,000 or more Hours of Service during any subsequent Plan Year, he shall be deemed for the purposes of the Plan to have reentered the service of the Employer on the first day of such subsequent Plan Year during which he was credited with 1,000 or more Hours of Service, and his Employment Commencement Date shall be such first day of such subsequent Plan Year.

     Transfers of an Employee's service among the Employers and Designated Nonparticipating Employers shall not be deemed interruptions of his service and shall not constitute a termination of service for the purposes of the Plan.

2.3  PARTICIPATION FOLLOWING REEMPLOYMENT
     ------------------------------------

          (A) Each Participant whose service is terminated on or after attaining full vesting (Vested Percentage of 100%), and who is subsequently reemployed by the Employer and performs an Hour of Service will become a Participant in the Plan as of such date of reemployment and will be treated under the Plan as though his service had not previously terminated but, instead, as though he had been on an approved leave of absence granted by the Employer during the period between the date of his previous termination of service and the date of his reemployment; provided, however, that (a) he shall not be credited with Hours of Service for the purposes of vesting or for the purposes of determining the allocations of Matching or Profit Sharing Contributions and Amounts forfeited for such assumed leave of absence and (b) if the date of his reemployment is subsequent to his Initial Distribution Date and if there are any undistributed amounts credited to his Distribution account as of the date of his reemployment, unless the Participant has attained the age of 65 years as of the date of his reemployment and so elects in writing filed with the Committee within 30 days following the date of his reemployment to receive such previously undistributed amounts on and after the date of his reemployment in the same manner as though he had not been reemployed, no further distributions (except as provided in Section 8.5) shall be made from such account on and after his date of reemployment and prior to his next following Initial Distribution Date subsequently established pursuant to the provisions of
     Section 8.1 hereof.

          (B) Each Employee not included in Section (A) above whose service is terminated and who is subsequently reemployed by the Employer prior to a Break in Service and who performs an Hour of Service will be treated under the Plan upon his reemployment as though his service had not previously terminated but, instead, as though he had been on an approved leave of absence granted by the Employer during the period between the date of his previous termination of service and his date of reemployment; provided, however, he shall not be credited with Hours of Service for vesting or for the purposes of determining allocations of Matching or Profit Sharing Contributions and Amounts Forfeited for such assumed leave of absence. The amount credited to his Suspended Matching and Profit Sharing Contribution Account, if any, as of his date of reemployment shall not be included in the Amount Forfeited but shall be restored to a new Matching and/or Profit Sharing Contribution Account on his behalf as of such date of reemployment.

          (C) Each Employee not included in Section (A) or (B) above whose service is terminated and who is subsequently reemployed by the Employer and performs and Hour of Service shall be treated under the Plan upon such reemployment as though he then first entered the employment of the Employer, except that the following special provisions shall apply:

               (1) If either (a) such Employee had a vested percentage which exceeded 0% as of the previous date of termination of his service or
          (b) the number of consecutive Breaks in Service between such employee's previous date of termination of service and the date of his reemployment is less than either (i) five or (ii) the number of years of service which he had accrued as of his previous date of termination of service, he shall be entitled upon his date of reemployment to a reinstatement of the vesting service which he had accrued as of his previous date of termination of service, but he shall not accrue vesting service for the period between the date of his previous termination of service and the date of his reemployment.

               (2) If the number of consecutive Breaks in Service between the previous date of termination of service and the date of reemployment of any such Employee included in (1) above is less than five, the Amount Forfeited, if any, by the Participant under Section 8.2 hereof as of his previous date of termination shall be restored as provided in Section (D) below.

          (D) If any such Participant described in Section (B) or (C)(2) above for whom a Suspended Matching and/or Profit Sharing Contribution Account or previously Amount Forfeited, whichever is applicable, was restored to a new Matching and/or Profit Sharing Contribution Account as of his date of reemployment, received a distribution attributable to his Matching and/or Profit Sharing Contribution Account as of the previous date of termination of his service, the Committee shall keep a record of the amount of such distribution as of the previous date of termination of his service for the purposes of Section

     4.3 hereof. Such amount is herein referred to as the "total debits against the Participant's Matching and/or Profit Sharing Contribution Accounts for prior distributions".

          (E) If there are any undistributed amounts credited to the Distribution Account of any such former Participant included in Section (B) or (C)(2) above as of the date of his reemployment, no further distributions (except as provided in Section 8.5) shall be made from such account on and after the date of his reemployment and prior to his next following Initial Distribution Date subsequently established pursuant to the provisions of Section 8.1 hereof. Any such previously undistributed Distribution Account shall be maintained on behalf of the Participant on and after his date of reemployment and subject to adjustment on each following Valuation Date as specified in Section 7.1 and the Participant shall always have a fully vested (100%) interest in such account.

          (F) Any such Participant to whom the provisions of this Section 2.3 apply who was not entitled, for any reason, to an allocation under the provisions of Section 7.3 hereof on the allocation dates, if applicable, which occurred between the date of termination of his service and the date of his reemployment, shall not be entitled to a retroactive allocation under such section solely because of the provisions of this Section 2.3.

          (G) The rights of any terminated Employee of a Designated Nonparticipating Employer who is reemployed by an Employer shall be determined in accordance with the provisions of the Plan in the same manner as though he had been an Employee of the Employer on the date of termination of his service; and the rights of any terminated Employee of an Employer who is reemployed by a Designated Nonparticipating Employer shall be determined in accordance with the provisions of the Plan in the same manner as though such Employee had been reemployed by the Employer and had immediately thereafter been transferred to such Designated Nonparticipating Employer.

2.4      RIGHTS OF OTHER EMPLOYERS TO PARTICIPATE IN THE PLAN
         ----------------------------------------------------

          (A) Any other corporation, association, joint venture, proprietorship, or partnership may, in the future, adopt the Plan by written action on its part in the manner described in Section 11.7 hereof provided that the board of directors of the Company approves such participation.

          (B) The administrative powers and control of the board of directors of the Company, as provided in the Plan, shall not be deemed diminished under the Plan by reason of participation of any other Employers in the Plan, and such administrative powers and control specifically granted herein to the board of directors of the Company with respect to the appointment of the Committee, amendment of the Plan and other matters shall apply only with respect to the board of directors of the Company.

          (C) The Plan is a single plan with respect to all Employers unless the board of directors of the Company specifically provides that the Plan shall be a separate plan with respect to any Employer or group of Employers.

          (D) Any Employer may withdraw at any time, with the consent of the Board of Directors of the Company, without affecting the other Employers in the Plan. The Employer wishing to withdraw must submit written evidence of its determination to withdraw from the Plan and a written request for consent to the withdrawal to the Committee and to the Board of Directors of the Company. If the Board of Directors of the Company consents to the withdrawal, the Employer wishing to withdraw must furnish the Trustee with evidence of its determination to withdraw and the Board of Directors' consent to the withdrawal. The Company, by formal action on its part in the manner described in Section 11.7 hereof, may in its absolute discretion terminate any Employer's participation at any time.

2.5 PARTICIPATION AND BENEFITS FOR PARTICIPANTS TRANSFERRED TO OR FROM STATUS AS
    ----------------------------------------------------------------------------
AN EMPLOYEE
-----------

     It is contemplated that a Participant in the Plan may be transferred to a Designated Nonparticipating Employer so that he will no longer qualify as an Employee as defined herein, and, conversely, that a person in the employment of a Designated Nonparticipating Employer may be transferred to the status of an Employee as defined herein. The service of such a person described above shall not be considered to be interrupted or terminated by reason of any such transfer and a termination of service with the Designated Nonparticipating Employer while not qualified as an Employee shall be treated in the same manner as a termination of service with an Employer while qualified as an Employee. In determining eligibility for participation and vesting in the Plan of such an Employee with respect to whom the provisions of this Section 2.5 are applicable, any period of employment, which otherwise would be included in accordance with the provisions of Sections 1.1(A)(17), 1.1(A)(45) and 2.1 hereof, which he accrued with the Designated Nonparticipating Employers while not qualified as an Employee as defined herein shall be included; provided, however, that any such person transferred to the status of an Employee shall not be eligible to become a Participant in the Plan prior to the date on which he becomes an Employee as defined herein. The accounts of any such Participant who has been transferred from the status of an Employee shall be maintained on his behalf during the period that he is in the employment of the Designated Nonparticipating Employer while not qualified as an Employee in the same manner as though the Participant were on a leave of absence granted by the Employer during such period, but he shall be entitled to share in subsequent allocations of the Employer's Matching and/or Profit Sharing Contributions, and Amounts Forfeited, only if he received Compensation from the Employer during the Plan Year for which such allocations are being made and provided he otherwise would have been entitled to share in such allocations if he had not been transferred to a Designated Nonparticipating Employer. In determining the amount to be allocated during any Plan Year that the Employee received Compensation from the Employer and a Designated Nonparticipating Employer, his total Compensation from both the Employer and the Designated Nonparticipating Employer during the Plan Year shall be used and then prorated based on the ratio that the number of Hours of Service while an Employee of the Employer bears to the total number of Hours of Service with the Employer and the Designated Nonparticipating Employer during such Plan Year.

                                    SECTION 3

                          SALARY DEFERRAL CONTRIBUTIONS
                          -----------------------------
                            PARTICIPANT CONTRIBUTIONS
                            -------------------------
                           AND ROLLOVER CONTRIBUTIONS
                           --------------------------

3.1  SALARY DEFERRAL CONTRIBUTIONS
     -----------------------------

          (A) Amount of Salary Deferral Contributions: Subject to Section 3.1(E)
              ---------------------------------------
     below and to such rules of uniform application as the Committee may adopt, each Eligible Employee may elect to have the Employer make Salary Deferral Contributions through payroll deduction on his behalf pursuant to a Salary Reduction Agreement of any amount that is an integral percentage of not less than 1% nor more than 15% of his Compensation for the applicable payroll period; provided, however, any such Participant's Salary Deferral Contributions shall not exceed (i) an amount which would cause his annual addition to exceed the maximum amount of annual addition which may be made for the Limitation Year under Section 7.2 hereof, or (ii) $9,240 (as adjusted from time to time by the Secretary of the Treasury at the same time and in the same manner as under section 415(d) of the Code) for any calendar year.

          (B)  Initial  Authorization  for Salary  Deferral  Contributions:  All
               -----------------------------------------------------------
     Salary Reduction Agreements shall be in writing and Salary Deferral Contributions made pursuant to such agreement shall be authorized in writing by the Participant and shall be filed with the Committee. Any such Salary Reduction Agreement shall continue in effect for as long as the Participant remains an Employee or until he elects to suspend or change his rate of Salary Deferral Contributions to the Plan as provided in Section 3.1(C) below.

          (C) Right of  Participant  to  Suspend  or  Change  His Rate of Salary
              ------------------------------------------------------------------
     Deferral Contributions: Except as set forth below, a Participant may change
     ----------------------
     the rate of his Salary Deferral Contributions or suspend his Salary Deferral Contributions effective as soon as administratively practicable as of the beginning of any payroll period subsequent to filing proper written authorization. Except as provided in Section 3.1(E) below with respect to certain required suspensions, a Participant who suspends his Salary Deferral Contributions may not resume such contributions until the following calendar quarter. Any resumption of Salary Deferral Contributions must be made by the Participant in writing filed with the Committee, such resumption to be effective as soon as administratively practicable as of the beginning of any payroll period subsequent to filing proper authorization.

          A Participant whose Salary Deferral Contributions are suspended during a period of leave of absence or who is reemployed following a termination of service may elect, upon his return to active employment with the Employer, to have the Employer resume Salary Deferral Contributions on his behalf to the Plan. Any such election shall be in writing filed with the Committee and shall specify the percentage of Salary Deferral Contributions to be deducted from his Compensation.

          (D) Crediting and Depositing Salary Deferral Contributions: The Salary
              ------------------------------------------------------
     Deferral Contributions to the Plan shall be paid by the Employer to the Trustee as promptly as practicable after they are deducted from the Participant's Compensation (but in any event not later than the 15th business day of the month following the month in which the contributions are deducted) and shall be credited to the Participant's Salary Deferral Contribution Account no later than the Accounting Date next following the date the contributions were deducted in accordance with Section 7.3 hereof. The Participant's Salary Deferral Contribution Account shall at all times be 100% vested and, except as provided in Section 8.5 hereof with respect to certain permissible in-service withdrawals, Section 14 with respect to Plan Loans and Section 11.4 with respect to termination or partial termination of the Plan, distribution of such account shall be made in accordance with the provisions of Section 8 hereof.

          (E)  Salary  Deferral   Contributions   Subject  to  Nondiscrimination
               -----------------------------------------------------------------
     Requirements  of  Section  401(k) of the Code:  For any given Plan Year the
     ---------------------------------------------
     "average deferral percentage" (as defined herein) for all Eligible Employees who are Highly Compensated Employees for such Plan Year may not exceed the greater of:

               (a) One and one-quarter (1.25) times the "average deferral percentage" for all Eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year; or

               (b) Two (2.0) times the "average deferral percentage" for all Eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year, but not more than the sum of (i) 2% and (ii) the "average deferral percentage" for all Eligible Employees who are Non-highly Compensated Employees.

     An individual "deferral percentage" is calculated for each Eligible Employee each Plan Year by dividing his Salary Deferral Contributions, if any, to the Plan during the Plan Year by his Compensation for that portion of the Plan Year during which he was a Participant in the Plan. The "average deferral percentage" for the Highly Compensated Employees and the "average deferral percentage" for the Non-highly Compensated Employees are then determined by adding up the individual deferral percentages for the applicable group and dividing by the number of Eligible Employees in such group. For purposes of this Section 3.1(E), Eligible Employee includes any Employee eligible to elect to have Salary Deferral Contributions withheld from his compensation pursuant to Section 3.1(A) above, whether or not such election is exercised.

          If the Committee determines that a Participant's Salary Deferral Contributions under Section 3.1(A) hereof for any Plan Year would cause the Plan to fail to meet the nondiscrimination requirements of this subsection
     (E) or section 401(k) of the Code and the regulations thereunder, then the Committee shall take any or all of the following preventive measures as, in its sole discretion, it deems necessary to avoid such discrimination:

          (1) From time to time during such Plan Year, reduce (or suspend, if necessary) the rate of Salary Deferral Contributions for the remainder of the Plan Year of those Participants who are Highly Compensated Employees (such reduction first to apply to the highest rate on a uniform basis to all such Participants who are contributing the highest rate, and so on, in descending order from the highest rate); or

          (2) Distribute any Excess Deferrals (defined herein) plus any income allocable thereto, no later than the last day of the Plan Year immediately following the Plan Year in which such Excess Deferrals were made, to those Highly Compensated Employees to whose accounts Salary Deferral Contributions were allocated for such Plan Year in which the excess occurred, on the basis of the amount of Salary Deferral Contributions by, or on behalf of, each of such Employees. Such distribution must be designated by the Employer as a distribution of Excess Deferrals and allocable income. "Excess Deferrals" shall mean, with respect to any Plan Year, the aggregate amount of Salary Deferral Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under this subsection (E), determined by reducing deferrals made on behalf of Highly Compensated Employees in order of the actual deferral amounts beginning with the highest of such amounts. ANY MATCHING CONTRIBUTIONS DETERMINED UNDER SECTION 4.1(B) BELOW MADE OR ALLOCATED ON ACCOUNT OF AN EXCESS DEFERRAL SHALL BE FORFEITED AND REALLOCATED AS PROVIDED IN SECTION 8.2(B);
                       ---------
     SUCH FORFEITURE SHALL BE EFFECTED PRIOR TO THE APPLICATION OF SECTION 4.1(D) BELOW. Excess Deferrals shall be treated as Annual Additions under
     Section 7.2 of the Plan; or

          (3) Take such other action as may be permissible under regulations published under section 401(k) of the Code to avoid such discrimination.

     The Committee shall establish such rules and give such directions to the Trustee as shall be appropriate to carry out the above provisions of this section. In any event, the following special rules shall be applicable in administering the provisions of this subsection (E):

          (a) The deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions allocated to his account under two or more arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if such Contributions were made under a single arrangement.

          (b) If two or more plans which include arrangements  described in Code section 401(k) are aggregated for purposes of sections 401(a)(4) or 410(b), such arrangements shall be treated as one such arrangement.

          (c) The income allocable to Excess Deferrals is equal to the sum of the allocable gain or loss (i) for the Plan Year and (ii) for the period between the end of the Plan Year and the date of distribution (the "gap period") and shall include unrealized appreciation in assets held in the Trust Fund. The income allocable to Excess Deferrals for the Plan Year shall be determined by multiplying the income allocable to the Participant's Salary Deferral Contributions for the Plan Year by a fraction, the numerator of which is the Excess Deferrals on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's total account balance attributable to Salary Deferral Contributions on the last day of the preceding Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The income allocable to Excess Deferrals for the gap period shall be determined in accordance with the Safe Harbor Method referred to in the Treasury regulations under section 401(k) of the Code.

3.2  PARTICIPANT'S CONTRIBUTIONS
     ---------------------------

     Participants are not required to make contributions to the Plan. However, subject to the limitations of Sections 4.1(D) and 7.2 hereof, and to such rules of uniform application as the Committee may adopt, each Participant may elect to make optional contributions to the Plan of an amount not to exceed 10% of his Compensation as received by him while a Participant. The Committee shall have the power to establish uniform and nondiscriminatory rules and from time to time to modify or change such rules governing the manner and method by which the Participant's contributions shall be made. A Participant's Contributions made under the Plan shall at all times be 100% vested.

     To the extent Participant's Contributions are permitted, they may be made by payroll deduction, which the Participant shall authorize the Employer to make on written authorization forms approved and designated by, and filed with, the Committee. Any such authorization to make the contributions by payroll deduction shall be effective for the first pay period commencing on or after the January 1st, April 1st, July 1st or October 1st following the Committee's receipt of the payroll deduction authorization.

     The right of a Participant to elect to contribute to the Plan is entirely optional and the Participant may accordingly change his rate of contributions to the Plan, subject to the maximum rates specified above, or he may suspend such contributions, effective as soon as administratively practicable as of any payroll period subsequent to filing proper written authorization. Not more than one change in his rate of contributions shall be made within a calendar quarter and having once suspended contributions, a Participant may not resume contributions until the following calendar quarter after such contributions were suspended. The Participant Contributions to the Plan shall be paid by the Employer to the Trustee as promptly as practicable after they are received by Employer or deducted from the Participant's Compensation (but in any event not later than the 15th business day of the month following the month in which the contributions are received or deducted).

3.3  ROLLOVER CONTRIBUTIONS
     ----------------------

          (A) Type of Rollovers Permitted Under Plan: The Committee shall direct
              --------------------------------------
     the Trustee to accept a Rollover Contribution from or on behalf of an Employee eligible to receive an "eligible rollover distribution" (within the meaning of sections 402(c)(4), 403(a)(4) and 408(d)(3) of the Code). The Rollover Contribution shall be accepted whether received from the Employee or transferred directly from another "eligible retirement plan" as defined in section 402(c)(8) of the Code. The rollover of all or any part of an eligible rollover distribution shall be in accordance with the provisions of section 402(c) of the Code, and other applicable laws and regulations, including Regulation section 1-411(d)-4, Q&A-3(b)(1), and the Committee may require whatever evidence or information from the Employee as it may deem necessary to comply with said laws and regulations. However, the Committee shall not accept any part of an eligible rollover distribution which consists of assets which are other than (i) cash or equivalents or (ii) assets which are identical to those which Participants may direct the Trustee to purchase under the terms of the Plan, if applicable. An Employee need not be a Participant in order to make a Rollover Contribution and in the event that a Rollover Contribution is accepted on behalf of an Employee prior to the date that he becomes a Participant in the Plan, he shall be treated as a Participant as of the date of acceptance by the Committee of such Rollover Contribution, but his benefits under the Plan prior to the date he actually becomes a Participant in accordance with Section 2.1 hereof shall be limited to the balance credited to his Rollover Contribution Account. Any such Rollover Contribution Account maintained on behalf of a Participant prior to the date he actually becomes a Participant shall be included with the other Rollover Contribution Accounts for the purposes of Section 7.1 hereof.

          (B) Application to Committee:  The Employee shall make application for
              ------------------------
     the rollover in writing to the Committee on forms approved and designated by the Committee.

          (C) Acceptance by Committee:  Contributions under Section 3.3(A) above
              -----------------------
     so accepted as a rollover to the Plan shall be commingled with the assets of the Trust Fund and shall be managed according to the terms of the Trust Agreement; provided, however, that, unless the date of acceptance of the Rollover Contribution coincides with a Valuation Date, the Trustee shall hold any such Rollover Contribution in a separate interest bearing account in the Trust Fund until the next following Valuation Date.

          (D) Separate  Account:  The Committee shall establish and maintain (or
              -----------------
     cause to be maintained) a separate account, called the "Rollover Contribution Account," for each Employee for whom a Rollover Contribution is accepted, and the Participant shall be credited immediately with a fully (100%) vested interest in the amount represented by the Rollover Contribution so accepted. The Rollover Contribution Account will reflect the Participant's interest in the funds credited on his behalf under the Plan as a result of his Rollover Contribution.

                                    SECTION 4

                            EMPLOYER'S CONTRIBUTIONS
                            ------------------------

4.1  AMOUNT OF EMPLOYER'S CONTRIBUTIONS
     ----------------------------------

          (A) Subject to the right reserved by the Employer to modify, amend or terminate the Plan, as provided in Sections 11.3 and 11.4 hereof, and subject to the limitations set forth in Section 4.1(D) below, each Employer (or, with respect to a group of Employers, if any, with respect to which the Plan represents a single plan who file a consolidated tax return, the group of such Employers) shall make a contribution (or combined contribution) each Plan Year to the Trustee in an amount determined in (B) below.

          (B) At the sole discretion of Employer (or group of Employers), the Employer's Contributions for the Plan Year may include a quarterly "Matching Contribution" which, if made, shall apply to those Participants in the Plan during the current Plan Year who made Salary Deferral Contributions to the Plan during the year, and who are entitled to share in such contribution for the quarter as provided in Section 7.3(C)(1). Additionally, at the sole discretion of Employer (or group of Employers), the Employer's Contributions for the Plan Year may include an annual "Profit Sharing Contribution" which, if made, shall apply to all Participants in the Plan during the current Plan Year, who are entitled to share in such contribution for the Plan Year as provided in Section 7.3(C)(2). Both the Matching Contribution and/or the Profit Sharing Contribution, if made, shall be an amount which the Employer (or with respect to such a group of Employers, the board of directors of the parent corporation) authorizes and announces in writing for the applicable period; provided, however, that the Employer's Contributions on behalf of any Participant may be reduced if required and to the extent necessary to lower his annual addition for the Limitation Year to such amount as is permissible under Section 7.2 hereof; and provided further, however, that the Employer's Contributions for any Plan Year shall not exceed the maximum amount of contribution permitted by law as a tax deductible expense for the applicable fiscal year as provided in section 404 of the Code, or any other applicable provisions of said Code.

          (C) The Matching Contributions shall be paid by the Employer to the Trustee not later than thirty (30) days after the close of the Plan Year for which the contributions are deemed to be made. Any Profit Sharing Contribution made by the Employer for the Plan Year shall be paid not later than the time prescribed by law for filing the federal income tax return of Employer for such Plan Year including any extensions.

          (D)  Employer  Matching  and  Participant   Contributions  Subject  to
               -----------------------------------------------------------------
     Nondiscrimination Requirements of Section 401(m) of the Code. For any given
     ------------------------------------------------------------
     Plan Year, the "average contribution percentage" (as defined herein) for all Eligible Employees who are Highly Compensated Employees for such Plan Year may not exceed the greater of:

               (a) One and one-quarter (1.25) times the "average contribution percentage" for all Eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year; or

               (b) Two (2.0) times the "average contribution percentage" for all eligible Employees who are Non-highly Compensated Employees for the preceding Plan Year, but not more than the sum of (i) 2% and (ii) the "average contribution percentage" for all Eligible Employees who are Non-highly Compensated Employees.

          An individual "contribution percentage" is calculated for each Eligible Employee each Plan Year by dividing the total of his Matching and Participant Contributions determined under Sections 3.2 and 4.1 and allocated to him, if any, during the Plan Year by his Compensation for that portion of the Plan Year during which he was a Participant in the Plan. The "average contribution percentage" for the Highly Compensated Employees and the "average contribution percentage" for the Non-highly Compensated Employees are then determined by adding up the individual contribution percentages for the applicable group and dividing the number of Eligible Employees in such group. For purposes of this Section 4.1(D), Eligible Employee includes any Employee eligible to elect to have Salary Deferral Contributions or Participant Contributions withheld from his Compensation, whether or not such election is exercised.

          If the Committee determines that a Participant's Matching or Participant Contributions for any Plan Year would cause the Plan to fail to meet the nondiscrimination requirements of this subsection (D) or section 401(m) of the Code and the regulations thereunder (including Regulation section 1-401(m)-2(b)), then the Committee (subject to the order of priority specified below in subparagraph (2)) shall take any or all of the following preventive measures as, in its sole discretion, it deems necessary to avoid such discrimination:

          (1) From time to time reduce (or suspend, if necessary) the rate of Matching and/or Participant Contributions for the remainder of the Plan Year of those Participants who are Highly Compensated Employees (such reduction first to apply to the highest rates on a uniform basis to all such Participants who are making or receiving the highest percentages of Matching or Participant Contributions, and so on, in descending order from the highest percentage); or

          (2) Excess Contributions (as defined herein) plus any income allocable thereto, first shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of the Plan Year immediately following the Plan Year in which such Excess Contributions were made, to those Highly Compensated Employees to whose accounts Matching or

     Participant Contributions were allocated for such Plan Year in which the excess occurred, on the basis of the amount of Excess Contributions by, or on behalf of, each of such Employees. Such distributions must be designated by the Employer as a distribution of Excess Contributions and allocable income. "Excess Contributions" shall mean, with respect to any Plan Year, the aggregate amount of Matching and/or Participant Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under this subsection (D), determined by reducing Matching and/or Participant Contributions made on behalf of Highly Compensated Employees in order of the actual contribution amounts beginning with the highest of such amounts. Excess Contributions shall be treated as Annual Additions under Section 7.2 of the Plan. The extent to which a Participant's Excess Contribution shall be forfeitable under this subparagraph (2) shall be determined by multiplying the total amount of Matching Contributions comprising such Excess Contribution by the Participant's non-vested percentage determined in accordance with Section 4.3 of the Plan, if applicable. Forfeitures of Excess Contributions shall be reallocated as provided in Section 8.2(B); or

          (3) Take such other action as may be permissible under regulations published under section 401(m) of the Code to avoid such discrimination.

     The Committee shall establish such rules and give such directions to the Trustee as shall be appropriate to carry out the above provisions of this section. In any event, the following special rules shall be applicable in administering the provisions of this subsection (D):

          (a) The contribution percentage for any Participant who is a Highly Compensated Employee and who is eligible to participate in two or more plans that are maintained by the Employer to which employee contributions, matching contributions, or both, are made, shall be determined as if such contributions were made under a single plan.

          (b) In the event that the Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with this Plan, then this section shall be applied by determining the contribution percentages of Participants as if all such plans were a single plan.

          (c) The income allocable to Excess Contributions is equal to the sum of the allocable gains or loss (i) for the Plan Year and (ii) for the period between the end of the Plan Year and the date of distribution (the "gap period") and shall include unrealized appreciation in assets held in the Trust Fund. The income allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's Matching and/or Participant Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the
     Participant's  total  account  balance   attributable  to  Matching
     and/or Participant Contributions on the last day of the preceding Plan Year, reduced by gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The income allocable to Excess Contributions for the gap period shall be determined in accordance with the Safe Harbor Method referred to in the Treasury regulations under section 401(m) of the Code.

          (d) The determination of Excess Contributions under this Section 4.1(D) shall be made only after first determining the amount, if any, of Excess Deferrals under Section 3.1(E) above.

4.2  LIMITATION ON USE OF "TWO TIMES" TEST.
     -------------------------------------

          (A) Limitation Described. In no event may the sum of: (i) the average deferral percentages of Highly Compensated Employees, as determined under
     Section 3.1(E), and (ii) the average contribution percentages of Highly Compensated Employees, as determined under Section 4.1(D), exceed the "Aggregate Limit".

          (B) Aggregate Limit Defined. The "Aggregate Limit" is the greater of:
              ------------------------

               (1) The sum of:

                    (a) 1.25  times the  greater  of: (i) the  average  deferral percentage of Employees who are Non-highly Compensated Employees as determined under Section 3.1(E), or (ii) the Average Contribution Percentage of Employees who are Non-highly Compensated Employees as determined under Section 4.1(D), plus

                    (b) Two  percentage  points  plus the lesser of the  amounts described in clause (1)(a)(i) and (1)(a)(ii) above, but not to exceed 200 percent of the lesser of the amounts described in clause (1)(a)(i) and (1)(a)(ii) above; or

               (2) The sum of:

                    (a) 1.25  times the  lesser  of:  (i) the  average  deferral percentage of Employees who are Non-highly Compensated Employees as determined under Section 3.1(E), or (ii) the Average Contribution Percentage of Employees who are Non-highly Compensated Employees as determined under Section 4.1(D), plus

                    (b) Two  percentage  points  plus the greater of the amounts described in clause (2)(a)(i) and (2)(a)(ii) above, but not to exceed 200 percent of the greater of the amounts described in clause (2)(a)(i) and (2)(a)(ii) above.

4.3  VESTING OF MATCHING AND PROFIT SHARING CONTRIBUTION ACCOUNTS
     ------------------------------------------------------------

     Except as hereinafter provided, the vested interest of each Participant in his Matching and Profit Sharing Contribution Accounts shall equal the excess, if any, of:

          (a) the product of:

               (i) the Participant's vested percentage as specified in the schedule below, based upon his number of Years of Service as of the date of termination of his service;

               multiplied by

               (ii) the sum of:

                    (aa) the net credit  balance in his Matching  and/or  Profit
               Sharing Contribution Accounts as of his Initial Distribution Date; and

                    (bb) the "total debits  against the  Participant's  Matching
               and/or   Profit   Sharing   Contribution   Accounts   for   prior
               distributions" (as defined in Section 2.3(D) hereof), if any;

               over

          (b) the "total debits against the Participant's Matching and/or Profit Sharing Contribution Accounts for prior distributions" (as defined in Section 2.3(D) hereof), if any.

              Years of Service                   Percentage Vested
              ----------------                   -----------------
              Less than 3 years                            0%
                        3 years                           20%
                        4 years                           40%
                        5 years                           60%
                        6 years                           80%
                        7 years                          100%

     If the Participant previously shall have made a withdrawal from his Matching and/or Profit Sharing Contribution Accounts in accordance with Section 8.5, the sum of such amounts previously withdrawn by or distributed to the Participant shall, for purposes of this Section, be treated as part of "total debits against Participant's Matching and/or Profit Sharing Contribution Accounts for prior distributions" as defined in Section 2.3(D).

4.4  VESTING ON DEATH, DISABILITY OR NORMAL RETIREMENT
     -------------------------------------------------

     Upon a Participant's death, severance of employment due to Total and Permanent Disability, or attainment of age 65, the full amount of his Matching and Profit Sharing Contribution Accounts shall become vested and nonforfeitable.

4.5  VESTING IF PLAN TERMINATED OR EMPLOYER CONTRIBUTIONS DISCONTINUED
     -----------------------------------------------------------------

     Notwithstanding any other provisions of this Section 4, if the Plan is terminated or Employer contributions to the Trust Fund are permanently discontinued, the full amount of each Participant's Matching and Profit Sharing Contribution Accounts shall become fully vested and nonforfeitable. If the Plan is partially terminated, then the accounts of those Participants as to whom partial termination occurred shall be fully vested and nonforfeitable.

4.6  CHANGE IN VESTING SCHEDULE
     --------------------------

     As to each Employee who had no less than 3 Years of Service on the date any Plan amendment which directly or indirectly changes the vesting schedule becomes effective, such Employee may elect to have his vesting percentage computed without regard to such amendment. Such election will be irrevocable and must be made in writing to Employer not later than the latest of the following dates:

          (1) 60 days after the amendment is adopted;
          (2) 60 days after the effective date of the  amendment;

          (3) 60 days after the date the Employee is given written notice of the amendment by the Employer.

                                    SECTION 5

                           INVESTMENT OF CONTRIBUTIONS
                           ---------------------------

5.1  INVESTMENT FUNDS
     ----------------

          (A) Investment  Funds.  The Trustee shall  establish  such  investment
              -----------------
     funds ("Investment Funds") as the Committee in its discretion shall direct. Initially, the Trustee shall establish a single Investment Fund. At the direction of the Committee, the Trustee shall establish other funds. Such other funds shall be established without necessity of amendment to this Plan or the Trust and shall have the investment objectives prescribed by the Committee and consented to by the Trustee.

          (b) Investment by Directions of  Participants.  After such date as the
              -----------------------------------------
     Trustee establishes more than one Investment Fund, each Participant will be permitted to direct the investment of such of his accounts as the Committee shall determine, and the sub-accounts established thereunder, in accordance with this Section. Investment elections may be made in accordance with the following procedures:

               (1) Investment of Contributions. A Participant may elect in a form established by the Committee the percentage of future contributions that will be made on his behalf to each Investment Fund. Such election shall be effective as of the beginning of any payroll period following the Committee's receipt of proper authorization.

               (2) Investment of Existing Account Balances. A Participant may elect in a form established by the Committee the percentage of his existing accounts which shall be invested in each Investment Fund. Such election shall be effective if administratively practicable as of the first Valuation Date following the Committee's receipt of proper authorization.

               (3) Conditions Applicable to Elections. The Committee shall have complete discretion to modify the procedures including applicable election deadlines and the frequency for making and modifying investment elections hereunder. Any such changes may be made by resolution of the Board of Directors, or its delegate, without the necessity for any modification of this Plan document.

                                    SECTION 6

                               INDIVIDUAL ACCOUNTS
                               -------------------

6.1  ESTABLISHING AND MAINTAINING PARTICIPANT'S ACCOUNTS
     ---------------------------------------------------

          (A) The Committee shall cause to be established and maintained for each Participant until his Initial Distribution Date, or until such later date as of which distribution of the value in such accounts is made, with respect to each Employer (or group of Employers with respect to which the Plan represents a single plan) by which the Participant is or has been employed, three separate accounts, called the "Salary Deferral Contribution Account," the "Matching Contribution Account," and the "Profit Sharing Contribution Account". These Accounts also may consist of such subaccounts as are required to reflect the Participant's interest in the various Investment Funds in accordance with his directions as specified in Section 5 hereof.

          (B) In addition to the separate accounts described in Section 6.1(A) above, the Committee shall cause to be established and maintained for each applicable Participant until his Initial Distribution date or until such later date as of which distribution of the value in such account is made:
     (1) the Rollover  Contribution  Account described in Section 3.3 hereof and
     (2) the Participant Contribution Account described in Section 3.2 hereof. The additional Accounts created pursuant to this Section 6.1(B) may consist of such subaccounts as are required to reflect the Participant's interest in the various Investment Funds in accordance with his directions as specified in Section 5 hereof.

          (C) Each such account and subaccount maintained on behalf of each Participant shall be credited or debited to the extent required by the provisions of the Plan. All entries on such individual accounts shall be conclusive and binding upon all parties unless patently erroneous. Monies derived from these accounts shall be held, administered, invested and disbursed in accordance with the Plan and Trust Agreement.

                                    SECTION 7

                                   ACCOUNTING
                                   ----------

7.1  VALUATION OF ACCOUNTS
     ---------------------

     As of each Valuation Date, and as of such other interim dates as may be established by the Committee, the Trustee shall determine the fair market value of the Investment Funds established under Section 5, and shall determine the gain or loss experienced by each such Fund since the immediately preceding Valuation Date. Each Participant's account shall be credited with a percentage of such Participant's gain or debited with a percentage of such loss by multiplying the aggregate gain or loss of the Fund by a fraction the numerator of which for each Participant is the value of the Participant's interest in the Fund as of the Valuation Date in question determined before allocation of any earnings, forfeitures and contributions, and the denominator is the sum of the numerator amounts for all Participants. The Committee, with the consent of the Trustee, may establish alternative procedures for allocating on a fair and consistent basis, earnings and losses of the Trust Fund. Such alternative procedures may be contained in a resolution of the Board of Directors of the Employer without the necessity of amending this Plan document.

     The value of each Investment Fund as of each Valuation Date will be determined on the basis of the fair market value of the assets of such Investment Fund as appraised by the Trustee.

7.2  MAXIMUM ANNUAL ADDITION ON BEHALF OF ANY PARTICIPANT DURING ANY LIMITATION
     --------------------------------------------------------------------------
YEAR
----

          (A) The term "annual addition" as used herein means the sum for any Limitation Year of:

               (1)   The   amount   of   the   Participant's   Salary   Deferral
          Contributions, Employer's Contributions and forfeitures, if any, allocated on his behalf for the Limitation Year;

               (2) Any salary deferral contributions, employer contributions and
          forfeitures   allocated  on  his  behalf   under  all  other   Defined
          Contribution Plans of the Controlled Group Members; and

               (3) Any "after-tax" participant contributions by the Participant for such Limitation Year under the Plan and all other Defined Contributions Plans of the Controlled Group Members.

               (B) Any provisions herein to the contrary notwithstanding, in no event shall the annual addition of a Participant during any Limitation Year exceed the maximum limitation for Defined Contribution Plans as specified in section 415(c) of the Code. In determining the maximum annual addition that may be allocated on behalf of any Participant during any Limitation Year, all Defined Contribution Plans, whether or not terminated, of all Controlled Members are to be treated as one Defined Contribution Plan. The proportion of the maximum annual addition applicable to all such Defined Contribution Plans of such Controlled Group Members during any Limitation Year shall be determined on a pro rata basis depending upon the amount of the annual addition that would have otherwise been allocated on his behalf under each such Defined Contribution Plan during such Limitation Year if the restriction of this Section 7.2 did not apply. The term "IRC 415 Compensation" shall have the meaning assigned in section 415 of the Code and regulations issued with respect thereto. Such compensation shall include (i) earned income (including earned income from sources outside the United States, as defined in section 911(b) of said Code, whether or not excludable from gross income under section 911 or deductible under section 913 of said Code), wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), (ii) amounts described in sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Participant, (iii) amounts described in section 105(d) of the Code, whether or not these amounts are excludable from the gross income of the Participant under that section of said Code, (iv) amounts paid or reimbursed by the employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Participant under section 217 of the Code,
          (v) the value of a nonqualified stock option granted to the Participant by the employer, but only to the extent that the value of the stock option is includable in the gross income of the Participant for the taxable year in which granted, (vi) the amount includable in the gross income of the Participant upon making the election described in section 83(b) of the Code and (vii) any amounts received by the Participant pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Participant. Such compensation shall exclude (i) contributions by the employer to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed,
          (ii) contributions by the employer under a simplified employee pension plan to the extent such contributions are deductible by the

          Participant, (iii) any distribution from a plan of deferred compensation that is qualified pursuant to section 401(a) of the Code,
          (iv) amounts realized from the exercise of a nonqualified stock option, (v) amounts realized when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (vi) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, (vii) other amounts which received special tax benefits and (viii) contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Participant). Effective January 1, 1998, the term "IRC 415 Compensation" shall include (i) any elective deferral (as defined in Code section 402(g)(3)), and (ii) any amount which is contributed or deferred by Employer at the election of a Participant and which is not includable in gross income by reason of Code sections 125 or 457. Notwithstanding the foregoing, the annual Compensation of each Participant under this
          Section 7.2 shall not exceed $200,000 or such other amount as may be specified by the Secretary of the Treasury pursuant to his duties under section401(a)(17) of the Code.

                    Maximum  Annual  Addition  Due to  Restrictions  of  section
                    ------------------------------------------------------------
               415(c)  of  the  Code:  The  total  annual  addition  (the  total
               ---------------------
               applicable to all such Defined Contribution Plans of the Controlled Group Members) which may be allocated on behalf of a Participant during any Limitation Year shall not exceed an amount equal to the lesser of:

                         (a) $30,000 or, if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in section 415(b)(1)(A) of the Code as in effect as of the last day of such Limitation Year; or

                         (b) An amount equal to 25% of the IRC 415  Compensation
                    which the Participant received from the Controlled Group Members during such Limitation Year.

          (C) The above limitations are intended to comply with the provisions of section 415 of the Code so that the maximum benefits provided by plans of the Controlled Group Members shall be exactly equal to the maximum amounts allowed under section 415 of the Code and the regulations issued thereunder which are hereby incorporated by reference. If there is any discrepancy between the provisions of this Section 7.2 and the provisions of section 415 of the Code and the regulations issued thereunder, such discrepancy shall be resolved so as to give full effect to the provisions of section 415 of said Code.

          (D) In the event that the Participant's annual addition under the Defined Contribution Plans for any Limitation Year is restricted as a result of the above provisions of this section, that portion or all of the annual addition allocable to the Participant under the Plan for such Limitation Year which is required to reduce the amount of the annual addition to the amount permitted under Section 7.2(B) above shall be eliminated by:

               (1) First, his Salary Deferral Contributions and/or Participant's Contributions, including any gains attributable thereto, to the extent that the return would reduce the amount by which the annual addition exceeds such limits, shall be returned to the Participant; and

               (2) Second, by holding unallocated in a special account, called the "Unallocated Limitation Account" to the extent necessary, that portion or all of the Participant's allocable share of the Employer's Matching and/or Profit Sharing Contributions for the Plan Year, for subsequent allocation with such Contributions for the next succeeding Plan Year (or, if necessary, Plan Years). The Unallocated Limitation Account shall not be adjusted for gains or losses as of any Valuation Date.

     Provided, however, that the provisions of this subparagraph (D) shall apply only to the extent such annual addition has not been reduced to the amount permitted under Section 7.2(B) above by first applying any similar provisions for reducing such excess annual additions under any other Defined Contribution Plans of the Controlling Group Members in which the Participant also is an active participant.

7.3  ALLOCATION AND CREDITING OF EMPLOYER'S CONTRIBUTIONS
     ----------------------------------------------------

          (A) As of the last day of March, June, September and December of each Plan Year, after making the debits or credits to the Participants' accounts required by Section 7.1 above, the sum of the Employer's "Matching Contribution," if any, (as defined in Section 4.1(B) hereof) for the current quarter shall, subject to the maximum limitations on contributions described in Section 4.1(D) and the limitations of Section 7.2 above, be allocated and credited to the Matching Contribution Accounts of those Participants in the Plan who are entitled to share in the allocation in accordance with Section 7.3(C)(1) below. Matching Contributions, to the extent made, will be allocated to each Participant in the following order:
     (i) on a dollar-for-dollar basis up to the first $600 of Salary Deferral Contributions made in such Plan Year, and then (ii) with respect to Salary Deferral Contributions exceeding $600 in such Plan Year (but amounting to no more than 3% of the Participant's Compensation in such Plan Year while a Participant), on a 50(cent) per dollar basis. Allocations within tiers (i) and (ii) above (if, for example, Employer's Matching Contribution for the Plan Year is not sufficient to allocate a 100% match to all Participants within (i)) shall be on a pro rata basis based on relative Salary Deferral Contributions considered within the tier involved. All matching allocations within tier (i) will be made before any allocations are provided under tier
     (ii). Additionally, only Salary Deferral Contributions made during a year for which the Participant is entitled to share in the allocation of Matching Contributions under Section 7.3(C)(1) shall be considered in allocating any Matching Contributions for such Plan Year.

          (B) As of the last Accounting Date of each Plan Year, after making the debits or credits to the Participants' accounts required by Section 7.1 above, the sum of the Employer's "Profit Sharing Contribution," if any, (as defined in Section 4.1(B) hereof) for the current

     Plan Year shall, subject to the maximum limitations on contributions described in Section 7.2 above, be allocated and credited to the Profit Sharing Contribution Accounts of those Participants in the Plan who are entitled to share in the allocation in accordance with Section 7.3(C)(2) below.

          Profit Sharing Contributions, if any, shall be allocated as follows: there shall first be allocated from the Employer's Profit Sharing Contribution, to the extent of such contribution, an amount equal to the Integration Rate of the total Compensation plus the total "excess compensation" received by all Participants entitled to share in the Profit Sharing Contribution for such Plan Year. The "excess compensation" received by each Participant for such Plan Year means the excess amount of his total Compensation for such year while a Participant under the Plan, over the
     "Integration Level". Such total amount, as computed above, shall be allocated and credited to the Profit Sharing Contribution Account (or Distribution Account) of each Participant entitled to share in such contribution for such year in the same proportion that such Participant's Compensation plus Excess Compensation, as defined above, for the Plan Year, bears to the total Compensation plus Excess Compensation of all Participants for such Plan Year.

          The entire amount of the Employer's Profit Sharing Contribution remaining, if any, for such Plan Year after all allocations required by the preceding paragraph have been made shall be allocated and credited to the Profit Sharing Contribution Account (or Distribution Account) of each Participant entitled to share in such contribution for the Plan Year in the same proportion that such Participant's Compensation for the Plan Year while a Participant bears to the total Compensation of all such Participants for such year while Participants under the Plan.

          Notwithstanding the above, for each Plan Year, a Participant's Excess Contribution Percentage shall not exceed the Base Contribution Percentage by more than the lesser of:

               (a) The Participant's Base Contribution Percentage; or

               (b) The Integration Rate.

          The term "Excess Contribution Percentage" means the percentage of Compensation which is contributed by the Employer under the Plan with respect to that portion of each Participant's Compensation in excess of the Integration Level. Also, the term "Base Contribution Percentage" means the percentage of Compensation contributed by the Employer under the Plan with respect to that portion of each Participant's Compensation not in excess of the Integration Level.

          (C) (1) Those Participants who are in the active service of the Employer on the last day of the quarter or who are not in active service because of termination of service during the quarter due to death, Total and Permanent Disability, or retirement on or after age

     65, shall be entitled to share in the Employer's Matching Contributions, if any, for such quarter.

            (2) Those Participants who both (i) are in the active service of the Employer on the last Accounting Date of the Plan Year (or who are not in active service because of termination of service during the current Plan Year due to death, Total and Permanent Disability, or retirement on or after age 65) and (ii) have completed 1,000 Hours of Service during such Plan Year, shall be entitled to share in the Employer's Profit Sharing Contributions, if any, for such Plan Year.

                                    SECTION 8

                                  DISTRIBUTIONS
                                  -------------

8.1  INITIAL DISTRIBUTION DATE
     -------------------------

          (A) If a Participant's service is terminated for one of the following reasons, his Initial Distribution Date shall be as of the Anniversary Date coincident with or next following his date of termination of service and distribution of his accounts shall be made, subject to the provisions of
     Section 8.3(A) below, as soon after such date as is administratively practicable:

               (1) Total and Permanent Disability;

               (2) death; or

               (3) retirement or termination after having attained age 65.

          (B) The Initial Distribution Date of any other Participant shall be the date of termination of his service and distribution of his interest in his accounts shall be made, subject to the provisions of Section 8.3(A) below, as soon after such date as is administratively practicable.

          (C) Notwithstanding any other provision herein, the Initial Distribution Date of a Participant shall not be later than the end of the plan Year in which he retires or attains age 70-1/2, whichever is later, and the disbursement of his Distribution Account shall be made or begun by April 1 of the following calendar year; provided, however, that the Initial Distribution Date of a Participant who is a 5% owner (as defined in Code section 416(i)(l)) shall not be later than the end of the Plan Year in which he attains age 70-1/2, and the disbursement of his Distribution Account shall be made or begun by April 1 of the following calendar year. If any Participant under this subsection (C) continues in service after his Initial Distribution Date, he shall be treated in the same manner as though he had retired and had been reemployed on his Initial Distribution Date and had elected to continue to receive distributions of his account during his period of reemployment.

8.2  ESTABLISHMENT OF DISTRIBUTION ACCOUNT
     -------------------------------------

          (A) As of each Participant's Initial Distribution Date, an amount equal to the vested interest of the net credit balance in his Accounts to which he is entitled as of such date shall be determined and transferred and credited to his Distribution Account to be distributed in accordance with the provisions of Section 8.3 below.

          (B) The nonvested interest, if any, in a Participant's Matching and Profit Sharing Contribution Accounts to which he is not entitled as of his Initial Distribution Date because his vested percentage is less than 100% shall be held in a separate account on behalf of the Participant, called the "Suspended Matching and/or Profit Sharing Contribution Account", and shall be subject to adjustments as of each following Valuation Date, as specified in Section 7.1 hereof, pending the Participant having incurred a Break in Service. If the Participant is reemployed by the Employer prior to having incurred a Break in Service, the balance credited to his Suspended Matching and/or Profit Sharing Contribution Account as of his date of reemployment shall be restored to a new Matching or Profit Sharing Contribution Account on his behalf as of such date of reemployment as provided in Section 2.3(D) hereof. If the Participant is not reemployed prior to having incurred a Break in Service, the amount held in his Suspended Matching and/or Profit Sharing Contribution Account as of the date on which he incurred a Break in service shall be removed from such account as of such date and included in the "Amount Forfeited" for the current Plan Year. Such Amount Forfeited shall first be applied to make the restorations to the accounts of reemployed Participants during the current Plan Year as required under Section 2.3(D) hereof. If there is an excess Amount Forfeited, such excess shall be allocated as follows:

               (1) forfeitures from Matching Contribution Accounts shall be allocated as of the last Accounting Date of each Plan Year to those Participants who made Salary Deferral Contributions during such year and who meet the requirements of Section 7.3(C)(1) as of the end of such year, pro rata according to their relative Compensation for such year while a Participant; and

               (2) forfeitures from Profit Sharing Contribution Accounts shall be allocated as of the last Accounting Date of each Plan Year in the manner and to those Participants described in Section 7.3(B).

     Forfeitures of Matching Contributions described in Section 3.1(E)(2) and 4.1(D)(2) shall be allocated as provided in (1) above. Disposition of forfeitures described in the previous sentence shall occur before the disposition of forfeitures above.

8.3  METHOD OF DISTRIBUTION
     ----------------------

          (A) On or after each Participant's Initial Distribution Date, after all adjustments to his accounts required as of that date shall have been made, distribution of his vested interest, if any, as determined under
     Section 4.3 above shall be made, subject to the provisions below, as soon after such Initial Distribution Date as administratively feasible, to or for the benefit of the Participant, or, in the event of his death either before, at or after his Initial Distribution Date, to or for the benefit of his Beneficiary, by any of the following methods, as elected by the Participant, or, if the Participant is not then living, as elected by his Beneficiary, provided, however, that: (1) any distribution to the Participant that commences prior to his attainment of the age of 65 years shall require written consent of the Participant within 90 days of the date of any such distribution if his vested interest in his accounts exceeds $5,000; and (2) any distribution shall commence no later than 60 days after the end of the Plan Year following the later of (a) the 65th anniversary of the Participant's date of birth or (b) the date of termination of his service, unless the Participant elects a later distribution date (which shall not extend beyond April 1st following the calendar year in which he attains age 70-1/2 or retires, whichever is later; provided, however, that for 5% owners distributions must commence no later than April 1st following the calendar year in which the Participant attains age 70-1/2):

               (1) by payment in cash or in kind (other than an annuity contract) of a single-sum amount; or

               (2) by payment in a series of cash installments, in equal amounts or otherwise, spread over a fixed period of years.

     Provided, a Participant shall receive an immediate lump sum distribution of the vested portion of his Accounts, if such vested amounts do not exceed $5,000.

          (B) Notwithstanding any other provision of this section to the contrary, any form of distribution that is initially payable to the Participant must provide that the entire interest of the Participant will be expected to be distributed to the Participant and his Beneficiaries over one or a combination of the following periods:

               (1) the life of the Participant;

               (2) The lives of the Participant and his designated Beneficiary;

               (3) a period certain not extending beyond the life expectancy of the Participant; or

               (4) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his designated Beneficiary.

          (C) Any distribution to the Participant under Item (2) of Section 8.3(A) above shall in all events provide that the present value of the payments to be made to the Participant exceeds 50% of the present value of the payments to be made to the Participant and his designated Beneficiary. The amount to be distributed each year shall be determined no more frequently than annually based on the Participant's life expectancy or the joint life and last survivor expectancy of the Participant and his designated Beneficiary; provided, however, any such redetermination shall not take into consideration the change in life expectancy of a nonspouse Beneficiary.

          (D) Notwithstanding any Plan provision to the contrary, all Plan distributions shall comply with the requirements of section 401(a)(9) of the Code and the regulations thereunder, including Reg. section 1.401(a)(9)-2. Except to the extent otherwise permissible under section 401(a)(9)
     of the Code and regulations issued pursuant thereto, the distribution of any benefit which is not initially payable to the Participant must:

               (1) commence not later than April 1st of the Participant's taxable year immediately following (i) the taxable year in which he would attain the age of 70-1/2 years or (ii) the taxable year in which his service was terminated, whichever is later; provided, however, if the Beneficiary is not the Participant's spouse, distribution must commence not later than one year after the date of the Participant's death or, if the Participant's surviving spouse was his Beneficiary and such surviving spouse dies prior to the commencement of benefit payments, distribution must commence not later than one year after the date of such surviving spouse's death; and

               (2) be expected to distribute the benefit for a period not extending beyond one or a combination of the following periods:

                    (i) the life of his Beneficiary; or

                    (ii)  a  period  certain  not  extending   beyond  the  life
               expectancy of the Beneficiary;

          provided, however, if the Participant has no designated Beneficiary or if the designated Beneficiary is not a living person, such benefit must be distributed in its entirety to the Beneficiary not later than the fifth anniversary of the date of (i) the Participant's death or
          (ii) the death of the Participant's spouse, whichever death is the later to occur; and provided further, however, any amount payable to a child of the Participant shall be treated for the purposes of this
          Section 8.3(D) as if it had been payable to the surviving spouse of the Participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to section 401(a)(9) of the Code).

          (E) If distribution is made in accordance with the method of distribution in Item (2) of Section 8.3(A) above and distribution is not completed on or before the Valuation Date next following the Participant's Initial Distribution Date, the Distribution Account shall continue to share in subsequent allocations of gains or losses in accordance with Section 7.1; provided, however, upon written request of the Participant, or if applicable, his Beneficiary, the Committee shall direct the Trustee to segregate the funds credited to his Distribution Account immediately following such Valuation Date and deposit the same in an interest-bearing savings account which shall be a part of the Trust Fund, and any interest thereon shall be credited to such Participant's Distribution Account at least annually. Notwithstanding any other provision of the Plan, a Participant's Distribution Account which has been segregated in accordance with the provisions of this section shall not be included for the purposes of Section 7.1 hereof and shall not be subject to the adjustments specified in such sections on each following Valuation Date; provided, however, if the Participant is subsequently reemployed and distributions from such account are suspended as provided in Section 2.3 hereof, the funds credited to his segregated Distribution Account shall be merged back with the general assets in the Trust Fund as of the next following Valuation Date and thereafter subject to the adjustments specified in Section 7.1 hereof.

8.4  SPOUSAL CONSENT REQUIREMENT AND WAIVER
     --------------------------------------

     Any provisions herein to the contrary withstanding, if the consent of the spouse of the Participant is required under the provisions hereof for any specified action that is required hereunder, such consent must be in writing and witnessed by a Plan representative or a notary public; provided, however, that such spousal consent for any such specified action that is required hereunder shall, unless otherwise required by the Committee, be waived for the purposes of the Plan if:

          (1) the spouse has previously consented to such specified action in accordance with the provisions above and such previous consent (a) permits changes with respect to such specified action without any requirement of further consent by such spouse and (b) acknowledges the effect of such consent by the spouse; or

          (2) it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe by regulations as reasons for waiving the spousal consent requirement.

8.5  WITHDRAWALS WHILE STILL EMPLOYED
     --------------------------------

     A Participant may, after attaining age 70-1/2 and while still employed by the Employer, make a withdrawal of all or any part of his accounts under the Plan.

     A Participant may, before attaining age 70-1/2 and while still employed by the Employer, make a withdrawal of all or any part of those accounts described below, subject to the following restrictions:

          (1) Withdrawals may be made as soon as administratively practicable after filing proper authorization, and/or such other dates as may be established by the Committee, after all adjustments have been made to the accounts as described in Section 7.1 hereof.

          (2) All withdrawals are subject to the Participant having filed a written application with the Committee.

          (3) All withdrawals shall be in the form of a lump-sum cash payment and the amounts withdrawn shall be debited from the Participant's accounts as of the date the payment is made.

          (4) Except as provided below, a Participant may withdraw all or any portion of (i) his Salary Deferral Contribution Account, (ii) the vested portion of his Matching or Profit Sharing Contribution Accounts or (iii) his Rollover Contribution Account, only in the event that he furnishes satisfactory evidence to the Committee that the withdrawal is on account of "hardship". For this purpose, a distribution shall be on account of hardship only if it both (i) is made on account of an immediate and heavy financial need of the Participant and (ii) is necessary to satisfy such financial need. For the determination of hardship, the Committee shall adhere to the following rules:

               (a) A  distribution  will be deemed to be made on  account  of an
          immediate  and  heavy   financial  need  of  the  Participant  if  the
          distribution is on account of:

                    (i) Medical expenses described in section 213(d) of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code) or necessary for such persons to obtain medical care described in section 213(d) of the Code;

                    (ii) Purchase  (excluding  mortgage payments) of a principal residence for the Participant;

                    (iii)  Payment of tuition and related  educational  fees for
               the  next  12  months  of   post-secondary   education   for  the
               Participant, his or her spouse, children or dependents; or

                    (iv) The need to prevent  the  eviction  of the  Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

               (b) A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                    (i) The  distribution  is not in excess of the amount of the immediate and heavy financial need of the Participant which may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                    (ii) The Participant has obtained all  distributions,  other than hardship distributions, and all non-taxable loans currently available under all plans maintained by the Employer;

                    (iii) The Participant's Salary Deferral  Contributions under
               Section 3.1 of the Plan shall be suspended for twelve (12) months after the Participant's receipt of the hardship distribution; and

                    (iv) The  Participant's  maximum annual deferral  determined under ssection 402(g) of the Code and Section 3.1(A) of the Plan for the Participant's calendar year immediately following the taxable year of the hardship distribution shall be reduced by the amount of such Participant's Salary Deferral Contributions for the taxable year of the hardship distribution.

               Provided, however, that the provisions of (b)(ii) - (iv) shall not apply if the Participant's withdrawal under this Section 8.5(4) does not include any portion of his Salary Deferral Contribution Account.

               Notwithstanding  the above language of this paragraph (4) of this
          Section 8.5,  income  allocable  to a  Participant's  Salary  Deferral
          Contribution Account may not be withdrawn pursuant to a hardship withdrawal.

          (5) A Participant may withdraw, as soon as administratively practicable after filing proper authorization, all or any part of the optional contributions previously made by him in accordance with Section
     3.2 hereof (but not to exceed the net credit balance in his Participant's Contribution Account at the time of withdrawal). A Participant may not, however, withdraw the proportionate share of net interest and gains, if any, previously credited to his Participant's Contribution Account. Said interest and gains will not be forfeited but will not be distributed until the Participant's Initial Distribution Date. A Participant who withdraws all or any part of his optional contributions will be considered to have suspended further optional contributions to the Plan as of the date the withdrawal of his optional contributions is deemed effective, and he cannot again make optional contributions to the Plan until at least one year has elapsed following the date of such withdrawal.

          (6) The Committee shall establish such rules and give such directions to the Trustee as shall be appropriate to effectuate the withdrawal in accordance with the terms hereof.

8.6  ELIGIBLE ROLLOVER DISTRIBUTIONS
     -------------------------------

     This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (a) Eligible Rollover Distribution.  An eligible rollover distribution
              ------------------------------
     is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b)  Eligible  Retirement  Plan.  An  eligible  retirement  plan is an
               --------------------------
     individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c)  Distributee.   A  distributee  includes  an  employee  or  former
               -----------
     employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A direct rollover is a payment by the Plan to the
              ---------------
     eligible retirement plan specified by the distributee.

          (e)  Timing  of  Distributions.  If a  distribution  is one  to  which
               -------------------------
     sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

               (i) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

               (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

                                    SECTION 9

               SPECIAL PROVISIONS APPLICABLE IF PLAN IS TOP-HEAVY
               --------------------------------------------------

9.1  APPLICABILITY OF TOP-HEAVY PLAN PROVISIONS
     ------------------------------------------

     The provisions of this Section 9 shall apply if the Plan becomes a "top-heavy plan" within the meaning of sections 416(g) of the Code with respect to any Plan Year that begins after December 31, 1983.

9.2  DETERMINATION OF PLAN YEARS IN WHICH PLAN IS TOP-HEAVY
     ------------------------------------------------------

          (A) The Plan shall be "top-heavy" with respect to an applicable Plan Year if:

               (1) either (a) any Participant, former Participant or Beneficiary is a "Key Employee" (as defined in Section 9.2(B) herein), or (b) the Plan enables any other plan which is included in the Aggregation Group (as defined below) and which has a Participant who is a Key Employee, to meet the requirements of section 401(a)(4) or section 410 of said Code; and

               (2) the ratio  (determined in accordance with section 416 of said
          Code) as of the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such first Plan Year (such day, whether applicable to the first Plan Year or to subsequent Plan Years, is hereinafter referred to in this Section 9 as the "Determination Date") of:

                    (a) the  aggregate  of the  individual  accounts  of all Key
               Employees under all Defined Contribution Plans included in such Aggregation Group; to

                    (b) a similar sum  determined for all  Participants,  former
               Participants and Beneficiaries - excluding any Participants and former Participants (or their Beneficiaries) who have not at any time during the five-year period ending on the Determination Date performed services for any employer maintaining a plan included in the Aggregation Group, under all Defined Contribution Plans included in such Aggregation Group;

               is greater than 60%.

          (B) For the purposes of this Section 9, the following terms shall have the following meanings:

               (1) "Aggregation Group". Aggregation Group means:
                    -----------------

                    (a) "Required Aggregation":
                         --------------------

                         (i) each plan of the  Employer in which a Key  Employee
                    is a participant (in the Plan Year containing the Determination Date or any of the four preceding Plan Years), and

                         (ii) each other plan of the Employer  which enables any
                    plan described in subclause (i) to meet the  requirements of section 401(a)(4) or section 410 of the Code; or

                    (b) "Permissive Aggregation": any other plan not required to
                         ----------------------
               be aggregated may be included by the Employer if such group would continue to meet the requirements of sections 401(a)(4) and 410 with such plan being taken into account.

                    (c) In determining the Aggregation  Group,  plans terminated within the five-year period ending on the Determination Date also shall be taken into consideration.

               (2) "Key  Employee"  means an  Employee,  former  Employee or the
                    -------------
          beneficiary of either who, at any time during the Plan Year or any of the four preceding Plan Years, is:

                    (a) an officer of the Employer having an annual compensation
               greater  than  50%  of  the  amount  in  effect   under   section
               415(b)(1)(A) for any Plan Year;

                    (b) one of the 10 Employees having annual  compensation from the Employer of more than the limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318) the largest interests in the Employer;

                    (c) a 5-percent owner of the Employer;

                    (d) a  1-percent  owner of the  Employer  having  an  annual compensation from the Employer of more than $150,000.

               For purposes of clause (a), no more than 50 Employees (or, if lesser, the greater of 3 or 10 percent of the Employees) shall be treated as officers. For purposes of clause (b), if 2 Employees have the same interest in the Employer, the Employee having greater annual compensation from the Employer shall be treated as having a larger interest.

               (3) "Percentage Owners":
                    -----------------

                    (a) 5-Percent Owner. -- For purposes of this paragraph,  the term "5-percent owner" means --

                         (i) If the  Employer is a  corporation,  any person who
                    owns (or is considered as owning within the meaning of section 318 of the Code) more than 5 percent of the outstanding stock of the corporation or stock possessing more than 5 percent of the total combined voting power of all stock of the corporation, or

                         (ii) If the Employer is not a  corporation,  any person
                    who owns more than 5 percent of the capital or profits interest in the Employer.

                    (b) 1-Percent Owner. -- For purposes of this paragraph,  the term "1-percent owner" means any person who would be described in clause (a) if "1 percent" were substituted for "5 percent" each place it appears in clause (a).

                    (c)  Constructive   Ownership  Rules.  --  For  purposes  of
               subparagraphs (3)(a) and (b)--

                         (i) subparagraph  (C) of section  318(a)(2) of the Code
                    shall be applied by substituting "5 percent" for "50 percent," and

                         (ii) In the case of any Employer which is not a corporation, ownership in such employer shall be determined in accordance with regulations prescribed by the Secretary which shall be based on principles similar to the principles of section 318 of the Code (as modified by subclause (I)).

                    (d) Aggregation Rules for Determining Ownership in Employer.
               -- For purposes of this  paragraph  (3), the rules of subsections
               (b), (c) and (m) of section 414 of the Code shall not apply for purposes of determining ownership in the Employer.

                    (e) Compensation. -- For purposes of this subsection, the term "compensation" has the meaning given such term by section 414(q)(7) of the Code.

               (4) "Non-Key  Employee" means any Employee or former Employee who
                    -----------------
          is not a Key Employee.

          (C) Unless required otherwise under section 416 of the Code and regulations issued thereunder, the value of a Participant's (or Beneficiary') individual account under the Plan as of the Determination Date shall be equal to the sum of:

               (a) the net credit balance in his individual accounts (exclusive of any amounts credited to his Rollover Contribution Account unless such amounts are required to be included for purposes of section 416(g)(4) of the Code) as of the last Accounting Date; plus

               (b) any contributions (other than unrelated Rollover Contributions) actually made after such Accounting Date but on or prior to the Determination Date or, in the case of the Determination Date applicable to the first Plan Year, any contributions made after the Determination Date that are allocated as of a date within such first Plan Year; plus

               (c) the aggregate distributions (exclusive of any distributions from his Rollover Contribution Account unless such amounts are required to be included for purposes of section 416(g)(4) of the Code) made on his behalf during the five-year period ending on the Determination Date.

     Provided, however, that if any individual is a "Non-Key Employee" with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect the Plan for any prior Plan Year, such employee's accounts under the Plan' shall not be taken into account. Furthermore, for purposes of determining the value of a Participant's (or beneficiary's) account under the Plan, such amount shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five-year period ending on the Determination Date, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group.

          (D) The aggregate of the individual accounts under the other Defined Contribution Plans included in such Aggregation Group shall be determined separately for each such plan in accordance with section 416 of the Code and regulations issued with respect thereto as of the "determination date" that is applicable to each such separate plan and that falls within the same calendar year that the Determination Date applicable to the Plan falls.


9.3  MINIMUM VESTING FOR TOP-HEAVY PLAN YEAR
     ---------------------------------------

     During any Plan Year in which the Plan is top-heavy, the vesting schedule applicable to Matching and/or Profit Sharing Contribution Accounts shall be:

         Years of Service                   Percentage Vested
         ----------------                   -----------------

         Less than 2 Years                            0%
             2 Years                                 20%
             3 Years                                 40%
             4 Years                                 60%
             5 Years                                 80%
             6 Years                                100%


9.4  MINIMUM CONTRIBUTIONS FOR TOP-HEAVY PLAN YEAR
     ---------------------------------------------

          (A) The Employer's Contributions and forfeitures during any Plan Year in which the Plan is top-heavy on behalf of a Participant to whom the provisions of this Section 9.4 are applicable, shall not be less than an amount equal to the excess, if any, of (1) the lesser of (i) 3% of his IRC 415 Compensation (as defined in Section 7.2(B) above) from the Employer during the Plan Year and (ii) the highest percentage of IRC 415 Compensation (as defined in Section 7.2(B) above) which is allocated under the Plan to a Key Employee for such Plan Year; over (2) any employer contributions and forfeitures allocated on his behalf under the Plan for such Plan Year plus any allocations of employer contributions and forfeitures allocated on his behalf under all other Defined Contribution Plans included in the Aggregation Group for such Plan Year.

          (B) The provisions of this Section 9.4 shall apply to all Participants who are in the active service of the Employer on the last Accounting Date of the Plan Year and who are not Key Employees.

                                   SECTION 10

                 MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS
                 -----------------------------------------------

10.1 PARTICIPANTS TO FURNISH REQUIRED INFORMATION
     --------------------------------------------

          (A) Each Participant and his Beneficiary will furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's or Beneficiary's furnishing promptly such true, full and complete information as the Committee may request.

          (B) Each Participant will submit proof of his age and proof of the age of each Beneficiary designated or selected by him to the Committee at such time as is required by the Committee. The Committee will, if such proof of age is not submitted as required, use as conclusive evidence thereof, such information as is deemed by him to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, will be in such manner as the Committee deems equitable.

          (C) Any notice or information which, according to the terms of the Plan or the rules of the Committee, must be filed with the Committee, shall be deemed so filed at the time that it is actually received by the Committee.

          (D) The Employer, the Committee, and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by an Employee, Participant or Beneficiary with respect to this age or other facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing same; but it shall not be binding upon the Employer, the Committee, or any other person or persons involved in the administration of the Plan, and nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve the Employee, Participant, Beneficiary from the duty of submitting satisfactory proof of any such fact.

10.2 BENEFICIARIES
     -------------

     Each Participant may, on a form provided for that purpose, signed and filed with the Committee, designate a Beneficiary to receive the benefit, if any, which may be payable under the Plan in the event of his death, and each designation may be revoked by such Participant by signing and filing with the Committee a new designation of Beneficiary form. If a deceased Participant who had a spouse at the date of his death either failed to designate a Beneficiary in the manner above prescribed or if his designated Beneficiary predeceases him, he shall be deemed to have designated his spouse as his Beneficiary. If a deceased Participant is survived by a spouse and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented in accordance with the provisions of Section 8.4 hereof, to such other person being designated as the Beneficiary, the Participant shall be deemed to have revoked his prior designation and to have designated his spouse as his Beneficiary to receive the death benefit. If a deceased Participant who did not have a spouse at the date of his death either failed to name a Beneficiary in the manner above prescribed or if his Beneficiary predeceases him, the death benefit, if any, which may be payable under the Plan with respect to such deceased Participant shall be paid, in the discretion of the Committee but subject to the provisions of Section 8.4 hereof if the spouse of such deceased Participant is surviving, either to:

          (a) any one or more of the persons comprising the group consisting of the Participant's spouse, the Participant's descendants, the Participant's parents or the Participant's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine; or

          (b) the estate of such deceased Participant;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. Any payment made to any person pursuant to the power and discretion conferred upon the Committee by the provisions of this
Section 10.2 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Participant and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

10.3 CONTINGENT BENEFICIARIES
     ------------------------

     In the event of the death of a Beneficiary who survives the Participant and in the event that, at the Beneficiary's death, there is a balance credited to the individual account (or accounts) of the Participant, the amount represented by such credit balance shall be payable to a person (or persons) designated by the Participant (in the manner provided in Section 10.2 above) to receive the remaining funds payable in the event of such contingency or, if no person was so named, then to a person designated by the Beneficiary (in the manner provided in Section 10.2 above) of the deceased Participant to receive the remaining death benefits, if any, payable in the event of such contingency, or if no person was so named, then to a person designated by the Beneficiary (in the manner provided in Section 10.2 above) of the deceased Participant to receive the remaining death benefits, if any, payable in the event of such contingency; provided, however, that if no person so designated be living upon the occurrence of such contingency, then the remaining funds shall be payable in the discretion of the Committee, either to:

          (a) all or any one or more persons comprising the group consisting of the Participant's spouse, the Beneficiary's spouse, the Participant's descendants, the Beneficiary's descendants, the Participant's parents, the Beneficiary's parents, the Participant's heirs-at-law or the Beneficiary's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine; or

          (b) the estate of such deceased Beneficiary;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. Any payments made to any person pursuant to the power and discretion conferred upon the Committee by the provisions of this
Section 10.3 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Beneficiary and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

10.4 PARTICIPANTS' RIGHTS IN TRUST FUND
     ----------------------------------

     No Participant or other person shall have any interest in or any right in, to or under the Trust Fund, or any part of the assets thereof, except as and to the extent expressly provided in the Plan.

10.5 BENEFITS NOT ASSIGNABLE
     -----------------------

          (A) Subject to the provisions of Sections 10.5(B) and (C) below, no benefits, rights or accounts shall exist under the Plan which are subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge the same shall be null and void; nor shall any such benefit, right or account under the Plan be in any manner liable for or subject to the debts, contracts, liabilities, engagements, torts or other obligations of the person entitled to such benefit, right or account; nor shall any benefit, right or account under the Plan constitute an asset in case of the bankruptcy, receivership or divorce of any person entitled under the Plan; and any such benefit, right or account under the Plan shall be payable only directly to the Participant or Beneficiary, as the case may be.

          (B) Where a "qualified domestic relations order" as defined in section 414(p) of the Code has been received by the Committee, the terms and benefits of the Plan will be considered to have been modified with respect to the affected Participant to the extent such order requires benefits to be paid to specified individuals other than the Participant.

          (C) A Participant's benefits under the Plan shall be reduced if a court order or requirement to pay the Plan arises from: (1) a judgment of conviction for a crime involving the Plan; (2) a civil judgment (or consent order or decree) that is entered by a court in an action brought in connection with a breach (or alleged breach) of fiduciary duty under ERISA; or (3) a settlement agreement entered into by the Participant and either the Secretary of Labor or the Pension Benefit Guaranty Corporation in connection with a breach of fiduciary duty under ERISA by a fiduciary or any other person. The court order, judgment, decree or settlement agreement must specifically require that all or part of the amount the Participant is required to pay the Plan be offset against the Participant's Plan benefits. This Plan Section 10.5(C) shall be interpreted under and subject to the requirements of Code sections 401(a)(13)(C) and
     (D).

10.6 BENEFITS PAYABLE TO MINORS AND INCOMPETENTS
     -------------------------------------------

          (A) Whenever any person entitled to payments under the Plan shall be a minor or under other legal disability or in the sole judgment of the Committee shall otherwise be unable to apply such payments to his own best interest and advantage (as in the case of illness, whether mental or physical or where the person not under legal disability is unable to preserve his estate for his own best interest), the Committee may in the exercise of its discretion direct all or any portion of such payments to be made in any one or more of the following ways unless claim shall have been made therefore by an existing and duly appointed guardian, tutor, conservator, committee or other duly appointed legal representative, in which event payment shall be made to such representative:

               (1) directly to such person unless such person shall be an infant or shall have been legally adjudicated incompetent at the time of the payment;

               (2) to the spouse, child, parent or other blood relative to be expended on behalf of the person entitled or on behalf of those dependents as to whom the person entitled has the duty of support; or

               (3) to a recognized charity or governmental institution to be expended for the benefit of the person entitled or for the benefit of those dependents as to whom the person entitled has the duty of support.

          (B) The decision of the Committee will, in each case, be final and binding upon all persons and the Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of the obligation of the Trustee and of the Committee.

10.7 CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN
     ---------------------------------------------

     The establishment and maintenance of the Plan will not be construed as conferring any legal rights upon any Participant to the continuation of his employment with the Employer, nor will the Plan interfere with the right of the Employer to discipline, lay off or discharge any Participant. The adoption and maintenance of the plan shall not be deemed to constitute a contract between the Employer and any Employee or to be consideration for, inducement to, or condition of employment of any person.

10.8 NOTIFICATION OF MAILING ADDRESS
     -------------------------------

          (A) Each Participant and other person entitled to benefits hereunder shall file with the Committee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a Participant or a Beneficiary hereunder at his last address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the records of the Employer) shall be binding on such person for all purposes of the Plan, and neither the Committee nor the Trustee shall be obliged to search for or ascertain the location of any such person.

          (B) If the Committee, for any reason, is in doubt as to whether payments are being received by the person entitled thereto, it may by registered mail addressed to the person concerned at his address last known to the Committee, notify such person that all unmailed and future payments shall be henceforth withheld until he provides the Committee with evidence of his continued life and his proper mailing address or his Beneficiary provides the Committee with evidence of his death. In the event that (i) such notification is mailed to such person and his designated Beneficiary,
     (ii) the Committee is not furnished with evidence of such person's continued life and proper mailing address or with evidence of his death, all payments shall be withheld until a claim is subsequently made by any such person to whom payment is due under the provisions of the Plan.

10.9 LOST PAYEE
     ----------

     In the event the Administrator is unable, within three years after payment of a benefit is due to a Participant or Beneficiary to make such payment because it cannot ascertain the whereabouts of the Participant or the identity and whereabouts of his Beneficiary or personal representative by mailing to the last known address shown on the Administrator's records, and neither the Participant, his Beneficiary or personal representative has made written claim therefor before the expiration of such three years, then, and in such case, the Administrator shall direct that such amount shall be forfeited in the manner provided for forfeited Profit Sharing Contribution Accounts in Section 8.2(B); provided, however, that such amount shall be reinstated if and in the event the said Participant or his Beneficiary or personal representative shall make a valid claim therefor upon presentation of proper identification.

10.10 WRITTEN COMMUNICATIONS REQUIRED
      -------------------------------

     Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and either personally delivered to the addressee or deposited in the United State mail fully postpaid and properly addressed to such addressee at the last address for notice shown on the Committee's records.

10.11 BENEFITS PAYABLE AT OFFICE OF TRUSTEE
      -------------------------------------

     All benefits hereunder, and installments thereof, shall be payable at the office of the Trustee.

10.12 APPEAL TO COMMITTEE
      -------------------

          (A) A Participant or Beneficiary who feels he is being denied any benefit or right provided under the Plan must file a written claim with the Committee. All such claims shall be submitted on a form provided by the Committee which shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee.

          (B) Upon the receipt of such a claim and in the event claim is denied, the Committee shall, within a reasonable period of time (generally 90 days), provide such claimant a written statement which shall be delivered or mailed to the claimant by certified or registered mail to his last known address, which statement shall contain the following:

               (1) the specific reason or reasons for the denial of benefits;

               (2) a specific reference to the pertinent provisions of the Plan upon which the denial is based;

               (3) a description of any additional material or information which is necessary; and

               (4) an explanation of the review procedure provided below; provided, however, in the event that special circumstances require an extension of time for processing the claim, the Committee shall provide such claimant with such written statement described above not later than 180 days after receipt of the claimant's claim, but, in such event, the Committee shall furnish the claimant, within 90 days after its receipt of such claim, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that such written statement will be furnished.

          (C) Within 90 days after receipt of a notice of a denial of benefits as provided above, the claimant or his authorized representative may request, in writing, to appear before the Committee for a review of his claim. In conducting its review, the Committee shall consider any written statement or other evidence presented by the claimant or his authorized representative in support of his claim. The Committee shall give the claimant and his authorized representative reasonable access to all pertinent documents necessary for the preparation of his claim.

          (D) Within 60 days after receipt by the Committee of a written application for review of his claim, the Committee shall notify the claimant of its decision by delivery or by certified or registered mail to his last known address; provided, however, in the event of special circumstances which require an extension of time for processing such application, the Committee shall notify the claimant of its decision not later than 120 days after receipt of such application, but in such event, the Committee shall furnish the claimant, within 60 days after its receipt of such application, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that its decision will be furnished. The decision of the Committee shall be in writing and shall include the specific reasons for the decision presented in a manner calculated to be understood by the claimant and shall contain references to all relevant Plan provisions on which the decision was based. The decision of the Committee shall be final and conclusive.

                                   SECTION 11

                 MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER
                 -----------------------------------------------

11.1  EMPLOYER'S CONTRIBUTION IRREVOCABLE
      -----------------------------------

     The Employer shall have no right, title or interest in the Trust Fund or in any part thereof, and no contributions made thereto shall revert to the Employer, except as provided in Paragraph 2 of Article III of the Trust Agreement.

11.2  ABSENCE OF RESPONSIBILITY
      -------------------------

     Subject to any applicable provisions of law, neither the Employer nor any of the officers, employees, agents nor any members of its board of directors or other governing board nor any partner or sole proprietor, guarantees in any manner the payment of benefits hereunder.

11.3  AMENDMENT OF PLAN
      -----------------

          (A) The Plan may be amended from time to time in any respect whatever by resolution of the board of directors of the Company specifying such amendment, subject only to the following limitations:

               (1) Under no condition shall such amendment result in or permit the return or repayment to any Employer of any property held or acquired by the Trustee hereunder or the proceeds thereof or result in or permit the distribution of any such property for the benefit of anyone other than the Participants and their Beneficiaries, except to the extend provided by Section 11.6 hereof with respect to expenses of administration.

               (2) Under no condition shall such amendment change the duties or responsibilities of the Trustee hereunder without its written consent.

          (B) Subject to the foregoing limitations, any amendment may be made retroactively which, in the judgment of the Committee, is necessary or advisable provided that such retroactive amendment does not deprive a Participant, without his consent, of a right to receive benefits hereunder which have already vested and matured in such Participant, except such modification or amendment as shall be necessary to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust.

          (C) The participation in the Plan of Employers other than the Company shall not limit the power of the Company under the foregoing provisions; provided, however, that the Company shall deliver a copy of each amendment to the Plan to each other Employer within 30 days of such amendment. The provisions of the Plan and any amendments to the Plan by the Company shall be binding upon all other Employers unless such other Employer modifies the provisions of the Plan as it pertains only to its own Employees, by the adoption of a supplement to the Plan with the consent of the Board of Directors of the Company and through formal action on its part in the manner described in Section 11.7 hereof; and each Employer shall have the right to withdraw from the Plan with the consent of the Board of Directors of the Company and through formal action on its part in the manner described in Section 11.7 hereof. Any such withdrawing Employer shall furnish the Committee and the Trustee with evidence of the formal action of its determination to withdraw and with a written request to the Board of Directors of the Company for consent to the withdrawal.

          (D) Any withdrawal by an Employer may be accompanied by such modifications to the Plan as such Employer, with the consent of the Board of Directors of the Company, shall deem proper to continue a Defined Contribution Plan or a Defined Benefit Plan for its employees separate and distinct from the Defined Contribution Plan set forth herein. With the consent of the Board of Directors of the Company, a withdrawal from the Plan by an Employer may constitute a termination of the Plan with respect to that Employer.
          In the event the withdrawal does not constitute a termination of the Plan with respect to the withdrawing Employer under the provisions of
     Section 11.4, the portion of the Plan attributable to the withdrawing Employer shall be frozen as of the date of withdrawal in accordance with the following rules: (1) No further contributions will be made under the frozen portion of the Plan on or after the date of withdrawal to any Participant attributable to the withdrawing Employer. (2) All Participants attributable to the withdrawing Employer who are "affected employees" under Code ss.411(d)(3) shall be fully vested in their Matching and Profit Sharing Contribution Accounts on the date of withdrawal. (3) The benefits of all Participants attributable to the withdrawing Employer shall be distributable only at such times and upon such events as are specified in
     Section 8 of the Plan.

          The withdrawal from the Plan by any Employer shall not affect the continued operation of the Plan with respect to the other Employers.

          (E) Any Supplement to the Plan adopted by an Employer or Employers with the consent of the Board of Directors of the Company shall only apply to the Employees of the Employer or Employers adopting such Supplement and shall not affect the continued operation of the Plan with respect to any other Employers.

11.4 TERMINATION OF PLAN
     -------------------

          (A) The Plan may be terminated by the Employers at any time with the consent of the Board of Directors of the Company by (1) formal action in the manner described in

     Section 11.7 hereof on the part of each Employer then a party to the Plan specifying (a) that the portion of the Plan attributable to that Employer is being terminated and (b) the date as of which the termination is to be effective and (2) notifying the Committee and the Trustee of such termination. Any successor business to an Employer may provide for continuation of the Plan by formal action on its part in the manner described in Section 11.7 hereof. The Plan may be terminated in the manner described above with respect to one, but less than all, of the Employers only with the consent of the Board of Directors of the Company. Following any such consent the Plan shall continue for the remaining Employer or Employers. The Plan shall automatically terminate as to a particular Employer only upon adjudication by a court of competent jurisdiction that such Employer is bankrupt or insolvent (whether such proceedings be voluntary or involuntary), upon dissolution or liquidation of such Employer resulting in a discontinuation of its business activity.

          (B) Upon  termination of the Plan in accordance with the provisions of
     Section 11.4(A) above, the Committee shall determine the share of the value of the assets of the trust fund which is attributable to each Employer (or group of Employers) with respect to which the Plan represents a single plan as described in Section 2.4 hereof. The Committee shall then determine whether distribution on behalf of the Participants and Beneficiaries entitled to benefits under the Plan shall be by payment (1) in cash or in kind, or (2) by the maintenance of another or substituted trust fund. As soon as practicable after receipt by the Employer of notification from the Internal Revenue Service evidencing its approval of the termination of the Plan and the proposed distribution of assets, and after payment of all expenses and costs, the Committee shall direct the Trustee to distribute, in the manner of distribution determined by the Participant or Beneficiary in accordance with Section 8.3 hereof, the amount then standing to the credit of the account of each applicable Participant or Beneficiary.

11.5 MERGER OF PLAN
     --------------

     In the case of the merger of consolidation of the Plan with, or the transfer of assets of liabilities to, another qualified plan, each Participant must be entitled to receive a benefit, upon termination of such other qualified plan after such merger, consolidation or transfer, which is at least equal to the benefit which he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had been terminated at that time.

11.6 EXPENSES OF ADMINISTRATION
     --------------------------

     The Employer may pay all expenses incurred in the establishment and administration of the Plan, including expenses and fees of the Trustee, but it shall not be obligated to do so, and any such expenses not so paid by the Employer shall be paid from the Trust Fund.

11.7 FORMAL ACTION BY EMPLOYER
     -------------------------

     Any formal action herein permitted or required to be taken by an Employer shall be:

          (a) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

          (b) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

          (c) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

          (d) if and when a joint venture, by formal action on the part of the joint ventures in the manner described above.

                                   SECTION 12

                                 ADMINISTRATION
                                 --------------

12.1 ADMINISTRATION BY COMMITTEE
     ---------------------------

     The Plan will be administered by an administrative committee (herein referred to as the "Committee"), consisting of (a) a chairman and at least one additional member or (b) a single individual, each of whom will be appointed by formal action on the part of the Company in the manner described in Section 11.7 hereof. Each member may, but need not, be a director, proprietor, partner, officer or Employee of any Employer, and each such member shall be appointed by formal action on the part of the Company in the manner described in Section 11.7 hereof to serve until his successor shall be appointed in like manner. Any member of the Committee may resign by delivering his written resignation to the Company and to the other members, if any, of the Committee. The Company may, by formal action on its part in the manner described in Section 11.7 hereof, remove any member of the Committee by so notifying the member and other Committee members, if any, in writing. Vacancies on the Committee shall be filled by formal action on the part of the Company in the manner described in Section 11.7 hereof. The Committee shall be the administrator of the Plan.

12.2 OFFICERS AND EMPLOYEES OF THE COMMITTEE
     ---------------------------------------

     The Committee may appoint a secretary who may, but need not, be a member of the Committee and may employ such agents, clerical and other services, legal counsel, accountants and actuaries as may be required for the purpose of administering the Plan. Any person or firm so employed may be a person or firm then, therefore or thereafter serving the Employer in any capacity. The Committee and any individual member of the Committee and any agent thereof shall be fully protected when acting in a prudent manner and relying in good faith upon the advice of the following professional consultants or advisors employed by the Employer or the Committee: any attorney insofar as legal matters are concerned, any certified public accountant insofar as accounting matters are concerned, and any enrolled actuary insofar as actuarial matters are concerned.

12.3 ACTION BY COMMITTEE
     -------------------

          (A) A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder. The Committee may act either at a meeting at which a quorum is present or by a writing subscribed by at least a majority of the members of the Committee then serving. Any written memorandum signed by the secretary or any member of the Committee who has been authorized to act on behalf of the Committee shall have the same force and effect as a formal resolution adopted in open meeting. Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written form by the secretary appointed by the Committee or, if no secretary has been appointed by the Committee, by an individual member of the Committee. The Committee shall give to the Trustee any order, direction, consent or advice required under the terms of the Trust Agreement, and the Trustee shall be entitled to rely on any instrument delivered to it and signed by the secretary or any authorized member of the Committee as evidencing the action of the Committee.

          (B) A member of the Committee may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any case in which any Committee member is so disqualified to act, the remaining members cannot agree or if there is only one individual member of the Committee, the board of directors of the Company will appoint a temporary substitute member to exercise all of the powers of a qualified member concerning the matter in which the disqualified member is not qualified to act.

12.4 RULES AND REGULATIONS OF COMMITTEE
     ----------------------------------

     The Committee shall have the authority to make such rules and regulations and to take such action as may be necessary to carry out the provisions of the Plan and will, subject to the provisions of the Plan, decide any questions arising in the administration, interpretation and application of the Plan, which decisions shall be conclusive and binding on all parties. The Committee may allocate or delegate any part of its authority and duties as it deems expedient.

12.5 POWERS OF COMMITTEE
     -------------------

          (A) In order to effectuate the purposes of the Plan, the Committee shall have the following powers:

               (1) to make all determinations and computations concerning the benefits, credits and debits to which any Participant, or other Beneficiary, is entitled under the Plan;

               (2) to determine all questions relating to the eligibility of employees to become Participants and to determine the amount of Compensation of each Participant;

               (3) to determine all questions relating to acceptance of any Rollover Contributions to the Plan;

               (4) to make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions hereof and to fix the taxable year of the Trust as required for tax return purposes and advise the Trustee thereof in writing;

               (5) to construe the Plan and to make equitable adjustments for any mistakes or errors made in the administration of the Plan;

               (6) to determine and resolve in its sole discretion all questions relating to the administration of the Plan and Trust (a) when differences of opinion arise between the Employer, the Trustee, a Participant, or any of them and (b) whenever it is deemed advisable to determine such questions in order to promote the uniform and nondiscriminatory administration of the Plan for the greatest benefit of all parties concerned;

               (7) to authorize and direct the Trustee to pay from the Trust Fund all costs and expenses incurred by the Committee in the administration of the Plan;

               (8) to determine whether a Participant is Totally and Permanently Disabled, and for this purpose it shall require proof in such form as it may desire, including the certificate of a duly licensed physician; and

               (9) to appoint, in its discretion, in accordance with the provisions of the Trust Agreement, one or more Investment Managers to manage, including the power to acquire or dispose of, all or any portion of the assets of the Plan and Trust Fund.

               (B) The foregoing list of express powers is not intended to be either complete or conclusive, and the Committee shall, in addition, have such powers as it may reasonably determine to be necessary or appropriate in the performance of its powers and duties under the Plan.

12.6 DUTIES OF COMMITTEE
     -------------------

          (A) The Committee shall, as part of its general duty to supervise and administer the Plan:

               (1) establish and maintain, or cause to be maintained, the individual accounts described in Section 6.1 hereof and direct the maintenance of such other records and the preparation of such forms as are required for the efficient administration of the Plan;

               (2) give the Trustee specific directions in writing with respect to:

                    (a) the Investment Fund elections of the Participants;

                    (b) the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

                    (c) the making of any other  payments  which the  Trustee is not by the terms of the Trust Agreement authorized to make without a direction in writing by the Committee.

               (3) prepare an annual report for the Employer, as of the last day of each Plan Year, in such form as may be required by the Employer;

               (4) maintain records of the age and amount of Compensation of each Employee;

               (5) comply with all applicable lawful reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974; and

               (6) comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for distribution payments imposed by the Tax Equity and Fiscal Responsibility Act of 1982.

          (B) The foregoing list of express duties is not intended to be either complete or conclusive, and the Committee shall, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration of the Plan.

12.7 INDEMNIFICATION OF MEMBERS OF COMMITTEE
     ---------------------------------------

     To the extent not covered by insurance or if there is a failure to provide full insurance coverage for any reason and to the extent permissible under corporate by-laws and other applicable laws and regulations, the Employer agrees to hold harmless and indemnify the members of the Committee against any and all claims and causes of action by or on behalf of any and all parties whomsoever, and all losses therefrom, including, without limitation, costs of defense and attorneys' fees, based upon or arising out of any act or mission relating to or in connection with the Plan and Trust Agreement other than losses resulting from any such person's fraud or willful misconduct.

12.8 PLAN FIDUCIARIES
     ----------------

          (A) The Trustee is the named fiduciary hereunder with respect to the powers, duties and responsibilities of investment of the Trust Fund and the Committee is the named fiduciary hereunder with respect to the other powers, duties and responsibilities of the administration of the Plan. Certain powers, duties and responsibilities of each of said fiduciaries are specifically delegated to others under the provisions of the Plan and Trust Agreement and other powers, duties and responsibilities of any fiduciaries may be delegated by written agreement to others to the extent permitted under the provisions of the Plan and Trust Agreement.

          (B) The powers and duties of each fiduciary hereunder, whether or not a named fiduciary, shall be limited to those specifically delegated to each of them under the terms of the Plan and Trust Agreement. It is intended that the provisions of the Plan and Trust Agreement allocate to each fiduciary the individual responsibilities for the prudent execution of the functions assigned to each fiduciary. None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries unless such sharing shall be provided by a specific provision in the Plan or the Trust Agreement. Whenever one fiduciary is required by the Plan or the Trust Agreement to follow the directions of other fiduciary, the two fiduciaries shall not be deemed to have been assigned a share of any responsibility, but the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving those directions shall be to follow some insofar as such instructions on their face are proper under applicable law. Any fiduciary may employ one or more persons to render advice with respect to any responsibility such fiduciary has under the Plan or Trust Agreement.

          (C) Each fiduciary may, but need not, be an employee, partner, director or officer of the Employer. Nothing in the Plan shall be construed to prohibit any fiduciary from:

               (1) serving in more than one fiduciary capacity with respect to the Plan and Trust Agreement;

               (2) receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, so long as the benefit is computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries; or

               (3) receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with respect to the Plan, except that no person so serving who already receives full-time pay from the employer shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

          (D) Each fiduciary shall be bonded as required by applicable law or statute of the United States, or of any state having appropriate jurisdiction, unless such bond may under such law or statute be waived by the parties to the Trust Agreement. The Employer shall pay the cost of bonding any fiduciary who is an employee or partner of the Employer.

12.9 APPLICABLE LAW
     --------------

     The Plan will, unless superseded by federal law, be construed and enforced according to the laws of the State of Arkansas, and all provisions of the Plan will, unless superseded by federal law, be administered according to the laws of the said state.

                                   SECTION 13

                                   TRUST FUND
                                   ----------

13.1 PURPOSE OF TRUST FUND
     ---------------------

     A Trust Fund has been created and will be maintained for the purposes of the Plan, and the monies thereof will be invested in accordance with the terms of the agreement and declaration of trust which forms a part of the Plan. All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

13.2 BENEFITS SUPPORTED ONLY BY TRUST FUND
     -------------------------------------

     Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction.

13.3 TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS
     -------------------------------------------------

     The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than the exclusive benefit of Participants and other persons thereunder entitled to benefits, except to the extent provided in Section 11.6 hereof with respect to expenses of administration.

                                   SECTION 14

                              LOANS TO PARTICIPANTS
                              ---------------------

14.1 GENERAL PROCEDURE
     -----------------

     Subject to such rules and regulations of uniform application as the Employer may from time to time promulgate with respect to the amount of loans, purposes of loans, maturity dates, interest rates and security, if any, the Employer, upon written application of a Participant upon a form prepared by the Employer, may, in its absolute discretion, direct the Trustee to make a loan to such Participant upon such terms as the Employer deems appropriate. The loan program shall be administered by the Committee or such sub-committee or person as it may appoint ("Loan Administrator"). The Loan Administrator shall adopt written policies and procedures for the Plan's loan program and such written policies and procedures are hereby incorporated by reference. A Participant wishing to obtain a loan from the Plan shall apply to the Loan Administrator by submitting a written loan application which can be obtained from the Loan
Administrator upon request. All loans shall be made available to Participants who are "Parties in Interest" as defined in section 3(14) of ERISA without regard to such Participant's race, color, religion, age, sex or national origin.

14.2 PURPOSE OF LOANS
     ----------------

     A loan shall only be made for the purpose of enabling a Participant to defray expenses resulting from illness or disability of the Participant or a member of the Participant's immediate family, or for the purpose of establishing or preserving the home in which the Participant resides or is to reside, or for the purpose of providing schooling for the Participant's children, or to meet an emergency condition in the Participant's financial affairs so as to alleviate or prevent undue hardship on the Participant.

14.3 AMOUNT OF LOANS
     ---------------

     The Loan Administrator may authorize loans in an amount not less than $1,000 and not more than an amount equal to 50% of the present value of a Participant's vested accounts under the Plan; provided that such loan amount shall in no event exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the preceding one year period over the outstanding balance of loans from the Plan to the Participant as of the date the loan is made, or (b) one-half of the present value of the Participant's nonforfeitable accrued benefit under the Plan.

14.4 LOAN CONDITIONS
     ---------------

     If approved, each loan to a Participant pursuant to this Section 14 shall comply with the following conditions:

          (a)  Written  Instrument.  It  shall  be  evidenced  by  a  negotiable
               -------------------
     promissory note.

          (b) Interest Rate.  The loan shall bear a reasonable  rate of interest
              -------------
     which shall be commensurate with the prevailing interest rate charged by persons in the business of lending money for loans made under similar circumstances. Subject to this requirement, the Loan Administrator shall develop rules for determining the interest to be charged on Plan loans.

          (c) Term. The loan, by its terms,  must require level  amortization of
              ----
     repayments (to be made not less frequently than quarterly) over a period not extending beyond five (5) years; provided, however, in the case of a home loan as described in section 72(p) of the Code, such loan may be for a term in excess of five (5) years.

          (d) Adequate  Security.  The loan shall be secured by up to 50% of the
              ------------------
     Participant's entire right, title and interest in his accounts under the Plan. Any Participant who pledges any portion of his vested account balances under the Plan also shall be required to execute an Automatic Payroll Deduction Agreement under which loan payments will be deducted from the Participant's Compensation on a payroll date basis until the amount of the loan plus interest accrued thereon is paid in full.

          (e) Default.  In addition to any other  conditions  or events the Loan
              -------
     Administrator may specify, a loan shall be considered in default if the Participant fails to pay any installment when due and such failure is not cured within sixty (60) days. Any default by the

     Participant shall, at the election of the Loan Administrator, cause the remaining outstanding balance of the loan to be due and payable at once. In addition, the Loan Administrator shall proceed against the security pledged by the Participant in connection with the loan at such time and in such manner as it determines to be in the best interest of the Plan. The Loan Administrator is expressly authorized to delay enforcement of the security interest in the Participant's Accounts under the Plan until such time as the Participant is entitled to a distribution under the terms of the Plan and the Code provided such delay results in no loss of income or principal to the Plan. At such time as the Participant is entitled to a distribution under the terms of the Plan, the Loan Administrator may offset the vested portion of the Participant's account balances under the Plan against the remaining unpaid balance of the loan plus interest accrued thereon. In the event that the Participant's vested percentage is less than 100% at the time of any liquidation of such outstanding loan from his Matching or Profit Sharing Contribution Accounts, the amount of any unpaid loan that is liquidated from such accounts shall be included in the "total debits against the Participant's Matching and/or Profit Sharing Contribution Accounts for prior distributions" for the purpose of Section 4.3 hereof.

          (f)  Liquidation  on  Maturity.  Each loan shall be due and payable in
               -------------------------
     full by the Participant not later than the earliest of (1) the maturity date set forth in the promissory note, (2) the Participant's termination of employment with Employer, or (3) the termination of the Plan. In any event, all loans will mature at the time provided for any distribution to the Participant from the Plan, and no distribution shall be made to any Participant, beneficiary or beneficiaries or to the estate of a Participant unless and until all loans to such Participant, together with interest accrued thereon, have been paid in full.

          (g)  Investment  Gain or Loss. To the extent a  Participant's  loan is
               ------------------------
     secured by his/her Accounts, the investment gain or loss attributable to the loan shall not be included in the calculation or allocation of the increase or decrease in fair market value of the general assets of the Plan. The entire gain or loss (including any gain or loss attributable to interest payments or default) shall be allocated to the accounts of the Participant.

     IN WITNESS WHEREOF, FAIRFIELD COMMUNITIES, INC. has caused this instrument to be executed by its duly authorized officer effective January 1, 1998. FAIRFIELD COMMUNITIES, INC.


                                    By: /s/ Paul J. Tocash
                                        ----------------------------------------
                                    Title: V.P. Human Resources
                                           -------------------------------------


ATTEST:

/s/ Gary Nelson
-----------------------